Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Exhibit 4.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

REGISTRATION RIGHTS AGREEMENT

GRUPO AEROMÉXICO, S.A.B. DE C.V.

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of March 17, 2022, by and among (i) Grupo Aeroméxico, S.A.B. DE C.V. (the “Company”), and (ii) the Holders (as defined below). The Company and the Holders are referred to collectively herein as the “Parties” and each, individually, as a “Party”. Capitalized terms used herein have the meanings set forth in Section 1.

WITNESSETH:

WHEREAS, on June 30, 2020 the Company and certain of its Subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) initiating cases, styled as In re Grupo Aeroméxico, S.A.B. de C.V., et al., Case No. 20-11563 (SCC), (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as it may be amended from time to time, (the “Bankruptcy Code”);

WHEREAS, on February 4, 2022, the Bankruptcy Court entered an order confirming the plan of reorganization of the Company pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”);

WHEREAS, pursuant to the Plan, the Holders party hereto as of the date hereof will be issued New Shares on the Effective Date;

WHEREAS, the Company and the Holders wish to enter into this Agreement to provide the Holders with certain rights relating to the Registrable Securities (as defined below) in furtherance of the foregoing;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, and intending to be legally bound, the Parties agree as follows:

1.    Definitions.

As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly Controls or its Controlled by, or is under common Control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (including any investment fund the primary investment advisor to which is such Person or an Affiliate thereof), provided that for purposes of this Agreement, no Holder shall be deemed an Affiliate of the Company or any of its Subsidiaries.

“Agreement” has the meaning set forth in the preamble.

“Apollo” means Apollo Management Holdings, L.P., on behalf of one or more affiliates and/or funds or separate accounts managed by it and its affiliates.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405.

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

“Bankruptcy Code” has the meaning set forth in the recitals.

“Bankruptcy Court” has the meaning set forth in the recitals.

“beneficially owned,” “beneficial ownership” and similar phrases have the same meanings as such terms have under Rule 13d-3 (or any successor rule then in effect) under the Exchange Act, except that in calculating the beneficial ownership of any Holder, such Holder shall be deemed to have beneficial ownership of all securities that such Holder has the right to acquire, whether such right is currently exercisable or is exercisable upon the occurrence of a subsequent event.

“BMV” means Bolsa Mexicana de Valores, S.A.B. de C.V.

“Board of Directors” means the board of directors of the Company.

“Bought Deal” has the meaning set forth in Section 2(a)(iv).

“Business Day” means any day other than a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York or Mexico City, Mexico.

“Capital Stock” means with respect to a corporation, any and all shares, interests or equivalents of capital stock of such corporation (whether voting or nonvoting and whether common or preferred) and any and all options, warrants and other securities that at such time are convertible into, or exchangeable or exercisable for, any such shares, interests or equivalents (including, without limitation, the New Shares or any note or debt security convertible into or exchangeable for New Shares).

“Commission” means the U.S. Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Company” has the meaning set forth in the preamble.

“Confidential Information” has the meaning set forth in Section 2(j).

“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or agency or otherwise (it being understood that a discretionary advising or subadvising relationship shall confer Affiliate status). “Controlled” has a correlative meaning.

“Delta” means Delta Air Lines, Inc.

“Demand Notice” has the meaning set forth in Section 2(b)(i).

“Demand Registration” has the meaning set forth in Section 2(b)(i).

“Demand Registration Statement” has the meaning set forth in Section 2(b)(i).

“Demand Request” has the meaning set forth in Section 2(b)(i).

“Due Diligence Information” has the meaning set forth in Section 3(p).

“Effective Date” means the effective date of the Plan.

“Effectiveness Period” has the meaning set forth in Section 2(b)(iv).

“End of Suspension Notice” has the meaning set forth in Section 2(f).

“Equity Securities” means New Shares.

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“Equity Term Sheet” means the equity term sheet attached as Exhibit E hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“FINRA” means the Financial Industry Regulatory Authority or any successor regulatory authority agency.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405.

“Form F-1 Shelf” has the meaning set forth in Section 2(a)(i).

“Form F-3 Shelf” has the meaning set forth in Section 2(a)(i).

“Holder” and “Holder of Registrable Securities” means each Person that is party to this Agreement on the date hereof (or who becomes a party hereto by executing a Joinder Agreement at any time on or after the Effective Date) and is listed on Schedule III hereto, and any other Person who hereafter becomes a party to this Agreement pursuant to Section 9(g) of this Agreement, or as an initial purchaser of Registrable Securities as contemplated by clause (a) of the definition thereof, by, among other things, executing a Joinder Agreement. A Person shall cease to be a Holder hereunder at such time as it ceases to beneficially own any Registrable Securities.

“Holder Indemnified Persons” has the meaning set forth in Section 8(a).

“Holders of a Majority of Included Registrable Securities” means Holders of a majority of the Registrable Securities proposed to be included in a registered offering calculated, in the case of any Registrable Securities that are convertible or exchangeable into New Shares, on the basis of the number of New Shares underlying such security. For the avoidance of doubt, only Registrable Securities held by Persons who are party to this Agreement as of the date hereof or who thereafter execute a Joinder Agreement in accordance with Section 9(g) shall be considered in calculating a majority of the Registrable Securities.

“Indemnified Persons” has the meaning set forth in Section 7(b).

“indemnifying party” has the meaning set forth in Section 7(c).

“Initial Registration Statement Filing Date” has the meaning set forth in Section 2(a)(i).

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433, relating to an offer of the Registrable Securities.

“Joinder Agreement” has the meaning set forth in Section 9(g).

“Lock-Up Agreement” has the meaning set forth in Section 5(a).

“Lock-Up Period” has the meaning set forth in Section 5(a).

“Losses” has the meaning set forth in Section 8(a).

“Maximum Offering Size” has the meaning set forth in Section 2(a)(v).

“Mexican Demand Notice” has the meaning set forth in Section 2(d)(i).

“Mexican Demand Request” has the meaning set forth in Section 2(d)(i).

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“Mexican Exchange” means the BMV, the Institutional Stock Exchange (Bolsa Institucional de Valores S.A. de C.V.) or any other Mexican stock exchange authorized to operate as such by the applicable Mexican governmental authorities.

“Mexican Offering” has the meaning set forth in Section 2(d)(i).

“Mexican Offering Documents” has the meaning set forth in Section 2(d)(i).

“New Shares” means the single series shares of Company common stock. For the avoidance of doubt, the Subscription Agreement Shares shall constitute New Shares hereunder.

“Opt-Out Request” has the meaning set forth in Section 9(w).

“Other Registrable Securities” means (a) New Shares (including New Shares beneficially owned as a result of, or issuable upon, the conversion, exercise or exchange of any other Capital Stock), (b) any securities issued or issuable with respect to, on account of or in exchange for New Shares, whether by share subdivision or consolidation, share dividend, bonus issue, recapitalization, merger, amalgamation, consolidation or other reorganization, charter amendment or otherwise and (c) any options, warrants or other rights to acquire, and any securities received as a dividend or distribution in respect of, any of the securities described in clauses (a) and (b) above, in each case, beneficially owned by any Person who has rights to participate in any offering of securities by the Company pursuant to a registration rights agreement or other similar arrangement (other than this Agreement) with the Company relating to the New Shares.

“Parties” has the meaning set forth in the preamble.

“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Piggyback Eligible Holders” has the meaning set forth in Section 2(c)(i).

“Piggyback Notice” has the meaning set forth in Section 2(c)(i).

“Piggyback Offering” has the meaning set forth in Section 2(c)(i).

“Piggyback Registration” has the meaning set forth in Section 2(c)(i).

“Piggyback Request” has the meaning set forth in Section 2(c)(i).

“Plan” has the meaning set forth in the recitals.

“Priority Shares” has the meaning set forth in Section 2(a)(v).

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or known to the Company to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), all amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Public Offering” means any sale or distribution to the public of Capital Stock of the Company pursuant to an offering registered under the Securities Act, whether by the Company, by Holders and/or by any other holders of the Company’s Capital Stock.

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“Questionnaire” has the meaning set forth in Section 2(a)(ii).

“Registrable Securities” means each of the following: (a) New Shares received by Holders pursuant to the Plan or otherwise acquired (including, for the avoidance of doubt, in open market or other purchases before or after the Effective Date) or held by (or deemed to be held by) Holders as well as New Shares held by Affiliates and Related Parties of such Holders (and, if applicable, transferees of Affiliates that receive “restricted securities” in connection with transfers other than pursuant to a Registration Statement or Rule 144), and (b) any securities issued or issuable with respect to, on account of or in exchange for the securities referred to in clause (a), whether by way of stock or unit dividend or stock or unit split or in connection with a combination of shares or units, recapitalization, merger, consolidation or other reorganization (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a Holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected, but subject in all cases to Section 9(g)), in each case, that are beneficially owned on or after the date hereof by the Holders and their Affiliates or any transferee or assignee of any Holder or its Affiliates permitted under Section 9(g) hereunder, all of which securities are subject to the rights provided herein until such rights terminate pursuant to the provisions of this Agreement; provided that any such Registrable Securities shall cease to be Registrable Securities on the earliest to occur of, the date on which (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities are sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities as permitted under Section 9(g) hereof (iii) such Registrable Securities have been disposed of pursuant to Rule 144 or (iv) such Registrable Securities cease to be outstanding.

“Registration Expenses” has the meaning set forth in Section 4.

“Registration Statement” means a registration statement of the Company filed with or to be filed with the Commission under the Securities Act and other applicable law, including an Automatic Shelf Registration Statement, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Regulation S” means Regulations S under the Securities Act.

“Related Party” has the meaning set forth in Section 9(s).

“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, limited partners, general partners, shareholders, Subsidiaries, managed accounts or funds, managers, management company, investment manager, affiliates, principals, employees, agents, investment bankers, attorneys, accountants, advisors, consultants, fund advisors, financial advisor and other professionals of such Person, in each case, in such capacity, serving on or after the date of this Agreement.

“Required Commencement Date” has the meaning set forth in Section 2(d)(i).

“road show” has the meaning set forth in Section 8(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

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“Rule 144A” means Rule 144A promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 433” means Rule 433 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Seasoned Issuer” means an issuer eligible to use a registration statement on Form F-3 under the Securities Act and that is not an “ineligible issuer” as defined in Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Selling Expenses” means all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and related legal and other fees of a Holder not included within the definition of Registration Expenses.

“Shelf Period” has the meaning set forth in Section 2(a)(i).

“Shelf Registrable Securities” has the meaning set forth in Section 2(a)(iv).

“Shelf Registration” means the registration of an offering of Registrable Securities on a Form F-1 Shelf or a Form F-3 Shelf, as applicable, on a delayed or continuous basis under Rule 415 under the Securities Act, pursuant to Section 2(a)(i).

“Shelf Registration Statement” has the meaning set forth in Section 2(a)(i).

“Shelf Takedown Notice” has the meaning set forth in Section 2(a)(iv).

“Shelf Takedown Request” has the meaning set forth in Section 2(a)(iv).

“Subscription Agreement” means the Subscription and Support Agreement dated March 7, 2022 (as amended and/or restated from time to time), among Grupo Aeroméxico, S.A.B. de C.V. and the commitment parties party thereto.

“Subscription Agreement Shares” means the New Shares issued under the Subscription Agreement (i) at the Subscription Amount (as defined in the Subscription Agreement) divided by the Per Share Purchase Price (as defined in the Subscription Agreement), and (ii) in respect of the Commitment Premium (as defined in the Subscription Agreement), the Delta Contract Fee (as defined in the Equity Term Sheet), and the conversion of Tranche 2 Loans (as defined in the Subscription Agreement).

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“Subsidiary” means, when used with respect to any Person, any corporation, partnership, joint venture, trust or other legal entity, at to which such Person (either along or through or together with any other Subsidiary), (a) owns, directly or indirectly, more than fifty percent (50%) of the equity interests, (b) has the power to elect a majority of the board of directors or similar governing body, or (c) has the power to direct the business and policies.

“Suspension Notice” has the meaning set forth in Section 2(f).

“Suspension Period” has the meaning set forth in Section 2(f).

“Threshold Holders” means:

(a)    for any date of determination as of which the Company is listed on the BMV: (A) for any date that falls during the first 15 months following the date hereof, any Holder(s) or group of Holders that collectively beneficially own at least 57.5% of the Equity Securities or (B) for any other date of determination, any Holder(s) or group of Holders that collectively beneficially own at least 15% of the Equity Securities, or

(b)    for any date of determination as of which the Company is not listed on the BMV: (A) for any date that falls during the first 12 months following the date hereof, any Holder(s) or group of Holders that collectively beneficially own 57.5% of the Equity Securities, (B) for any date that falls between the 12th month and the 18th month following the date hereof, any Holder(s) or group of Holders that collectively beneficially own at least 15% of the Equity Securities or (C) for any other date of determination, any Holder(s) or group of Holders that collectively beneficially own at least 10% of the Equity Securities.

“Trading Market” means the principal national securities exchange in the United States on which Registrable Securities are (or are to be) listed.

“Underwritten Demand” means a Demand Registration conducted as an underwritten Public Offering.

“Underwritten Shelf Takedown” has the meaning set forth in Section 2(a)(iii).

“WKSI” means a “well known seasoned issuer” as defined under Rule 405 and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also a Seasoned Issuer.

2.    Registration.

(a)      Shelf Registration.

(i)      Filing of Shelf Registration Statement. The Company agrees to prepare and submit (on a confidential basis) with the Commission an initial Registration Statement on Form F-1 no later than December 30, 2022 (such date, the “Initial Registration Statement Filing Date”), which registration statement shall be in form reasonably satisfactory to Apollo, Delta and a majority of the other Holders hereunder and shall cover the sale, resale or other distribution of all of the Registrable Securities beneficially owned by the Holders on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of the Registrable Securities (such filing, the “Initial F-1 Shelf” and such filing or any subsequent filing, the “Form F-1 Shelf”). Notwithstanding the foregoing, the Initial Registration Statement Filing Date may be extended with the written consent of the Holders that collectively beneficially own 57.5% of the Equity Securities. At least thirty (30) Business Days prior to the Initial Registration Statement Filing Date, the Company shall provide a Questionnaire (as defined below), to be returned to the Company pursuant to Section 2(a)(ii), to each Holder, which request shall include relevant instructions in

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connection with each Holder’s participation in the sale, resale or other distribution of Registrable Securities to be included in the Initial F-1 Shelf. At least twenty (20) Business Days prior to the Initial Registration Statement Filing Date, the Company shall provide (x) a draft of the Initial F-1 Shelf to each Holder that has agreed to receive a draft of the Initial F-1 Shelf pursuant to its designation on its Questionnaire, or (y) with respect to Holders that have not agreed to receive a draft of the Initial F-1 Shelf, an excerpt of the draft of the Initial F-1 Shelf, which such excerpt shall be limited to disclosure regarding such Holder, with respect to whom disclosure is included in the Initial F-1 Shelf, and shall give such Holder the right to comment on such disclosure (which such comments the Company agrees to consider, other than comments by a Holder regarding information on such Holder in the “Major Shareholders” and “Selling Shareholders” or any analogous sections, which comments shall be accepted by the Company, subject to compliance with applicable law and Commission regulations). Promptly following such filing of the Initial F-1 Shelf (and any subsequent Form F-1 Shelf) with the Commission, the Company shall provide each Holder with notice of such filing. The Company shall use commercially reasonable efforts, prior to Initial Effectiveness (as defined below), to: (A) respond to any comments from the Commission to the registration documents as promptly as practicable following the receipt of such comments, (B) upon a request from the Threshold Holder(s), as promptly as reasonably practicable file with the Commission an updated Form F-1 Shelf including the most recently available audited annual financials or unaudited interim financials of the Company, as applicable, and any other updated disclosure required for such Form F-1 Shelf at the time of such update, (C) allow each Holder the right to comment on any disclosure regarding such Holder for a reasonable time period prior to the filing of any Form F-1 Shelf following the Initial F-1 Shelf (which such comments the Company agrees to accept, subject to compliance with applicable law and Commission regulations), and (D) following the Initial Registration Filing Date and solely upon a request from the Threshold Holder(s), to the extent permitted by the Commission’s rules and regulations, as promptly as reasonably practicable have the Form F-1 Shelf declared effective by the Commission and to effectuate the transactions set forth in this Agreement (“Initial Effectiveness”). Notwithstanding anything to the contrary herein, the Company shall not be obligated to, and will not, share with Holders exhibits to the Form F-1 Shelf, and will omit from the draft Form F-1 Shelf, excerpts thereof, containing disclosure regarding arrangements subject to confidentiality provisions, including any Contracts (as defined in the Subscription Agreement) between the Company and Delta or its Affiliates, prior to receiving written consent from the relevant counterparty to such disclosure’s and exhibits’ inclusion in the Form F-1 Shelf, and the Company agrees to use commercially reasonable efforts to apply for and obtain confidential treatment in respect of such exhibits, it being understood that neither the application for confidential treatment or the written consent from the relevant counterparty shall extend, waive or delay the Initial Registration Statement Filing Date or any obligation of the Company under this Agreement to obtain effectiveness of any Registration Statement hereunder. After (x) Initial Effectiveness and (y) the Company becoming a Seasoned Issuer or WKSI or otherwise becoming eligible to use Form F-3, the Company shall use commercially reasonable efforts to convert the Form F-1 Shelf to an effective Registration Statement on Form F-3 (or other appropriate short form registration statement then permitted by the Commission’s rules and regulations) covering the resale of all of the Registrable Securities beneficially owned by such Holders on a delayed or continuous basis (the “Form F-3 Shelf” and, together with the Form F-1 Shelf and any other Form F-1 registration statement filed pursuant to this Section 2(a)(i), the “Shelf Registration Statement”) (which shall be an Automatic Shelf Registration Statement if the Company is a WKSI) as soon as reasonably practicable after the Company becomes so eligible. The Company shall use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act (with respect to the Form F-1 Shelf, after Initial Effectiveness) until the date that all Registrable Securities covered by such Registration Statement are no longer Registrable Securities, including, to the extent a Form F-1 Shelf is converted to a Form F-3 Shelf and the Company thereafter becomes ineligible to use Form F-3, by using commercially reasonable efforts to file an additional Form F-1 registration statement or other appropriate form specified by the Commission’s rules and regulations as promptly as reasonably practicable (but in no event later than 30 days) after the date of such ineligibility and using its commercially reasonable efforts to have such Shelf Registration Statement declared effective as promptly as reasonably practicable after the filing thereof

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and thereafter use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by the Shelf Registration Statement are no longer Registrable Securities (the period during which the Company is required to keep the Shelf Registration Statement continuously effective under the Securities Act in accordance with this clause (i), the “Shelf Period”). The Company shall notify each of the Holders named in the Shelf Registration Statement, via e-mail in accordance with Section 9(f), of the effectiveness of a Form F-1 Shelf (including Initial Effectiveness) on the same Business Day as effectiveness is obtained. The Company shall file a final Prospectus in respect of such Shelf Registration Statement with the Commission to the extent required by Rule 424. The “Plan of Distribution” section of such Shelf Registration Statement shall include a plan of distribution, which includes the means of distribution substantially in the form set forth in Exhibit B hereto.

(ii)    Holder Information. Each Holder seeking to include any of its Registrable Securities in any Shelf Registration Statement pursuant to this Agreement must agree in writing to be bound by all of the provisions of this Agreement applicable to such Holder and deliver to the Company a fully completed notice and questionnaire in the form attached hereto as Exhibit C (the “Questionnaire”) and such other information in writing as the Company may reasonably request in writing for use in connection with the Shelf Registration Statement or Prospectus included therein and in any application to be filed with or under state securities laws (which such request shall be made at least ten Business Days prior to the date of effectiveness of the Shelf Registration Statement). In order to be named as a selling securityholder in the Shelf Registration Statement at the time it is first made available for use, and each Holder must furnish the completed Questionnaire and such other information that the Company may reasonably request in writing, if any, to the Company in writing no later than the fifth Business Day prior to the date of effectiveness of the Shelf Registration Statement; provided that any Holder providing a completed Questionnaire within that time period may provide updated information regarding such Holder’s beneficial ownership and the number of shares requested to be included up to the second Business Day prior to such effective date. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading. No Holder shall be permitted to include any of its Registrable Securities in any Shelf Registration Statement pursuant to this Agreement unless and until it complies with the terms of this Section 2(a)(ii).

(iii)    Underwritten Shelf Takedown. At any time during the Shelf Period (subject to any Suspension Period), the Threshold Holder(s) may request in writing to sell all or any portion of its Registrable Securities in an underwritten Public Offering (including Bought Deals) that is registered pursuant to the Shelf Registration Statement (each, an “Underwritten Shelf Takedown”); provided that the Company shall not be obligated to effect (x) in any 12-month period, more than four (4) Underwritten Shelf Takedowns requested by Threshold Holder(s) (together with any Demand Registrations or Mexican Offerings requested by Threshold Holder(s)); or (y) any Underwritten Shelf Takedown if the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be sold in such Underwritten Shelf Takedown, in the good faith judgment of the managing underwriter(s) therefor, is less than the lesser of $200 million and 7.5% of the Registrable Securities (provided that such 7.5% of the Registrable Securities represents at least $30 million) as of the date the Company receives a Shelf Takedown Request.

(iv)    Notice of Underwritten Shelf Takedown. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company (each, a “Shelf Takedown Request”). Each Shelf Takedown Request shall specify the approximate number of New Shares to be sold in the Underwritten Shelf Takedown, and the aggregate proceeds expected to be received from the sale of such New Shares, which, in the good faith judgment of the requesting Threshold Holder(s) must be at least equal to the lesser of $200 million and 7.5% of the Registrable Securities (provided that such 7.5% of the Registrable Securities represents at least $30 million). Subject to Section 2(f) below, after receipt of any Shelf

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Takedown Request, the Company shall give written notice (the “Shelf Takedown Notice”) of such requested Underwritten Shelf Takedown (which notice shall state the material terms of such proposed Underwritten Shelf Takedown, to the extent known) to all other Holders of Registrable Securities that have Registrable Securities registered for sale under a Shelf Registration Statement other than those Holders that have delivered Opt-Out Requests pursuant to Section 9(w) (“Shelf Registrable Securities”). Such notice shall be given not more than ten (10) Business Days and not less than five (5) Business Days, in each case prior to the expected date of commencement of marketing efforts (as reasonably determined by the managing underwriter(s)) for such Underwritten Shelf Takedown. Subject to Section 2(a)(v), the Company shall include in such Underwritten Shelf Takedown all Shelf Registrable Securities that are New Shares with respect to which the Company has received written requests for inclusion therein within (x) in the case of a “block trade”, “bought deal” or “overnight transaction” (a “Bought Deal”), two (2) Business Days; and (y) in the case any other Underwritten Shelf Takedown, five (5) Business Days, in each case after delivery of the Shelf Takedown Notice.

(v)    Priority of Registrable Shares. If the managing underwriter(s) for such Underwritten Shelf Takedown advise the Company and the Holders of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown that in their reasonable view the number of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown exceeds the number of Shelf Registrable Securities which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a Majority of Included Registrable Securities requested to be included in the Underwritten Shelf Takedown (the “Maximum Offering Size”), then the Company shall promptly give written notice to all Holders of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown of such Maximum Offering Size, and shall include in such Underwritten Shelf Takedown the number of Shelf Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first (1) in connection with one or more Underwritten Shelf Takedowns (taken together with any Underwritten Demands and Piggyback Offerings) to the extent relating to the first $200 million, in the aggregate, of Registrable Securities (collectively, the “Priority Shares”), the Shelf Registrable Securities requested to be included in such Underwritten Shelf Takedown by the Threshold Holder(s) of such Shelf Registrable Securities, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the Threshold Holder(s) making such Shelf Takedown Request, and (2) thereafter, the Shelf Registrable Securities requested to be included in such Underwritten Shelf Takedown by the Holders of such Shelf Registrable Securities, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Holders on the basis of the number of Shelf Registrable Securities requested to be included therein by each such Holder; (B) second, any securities proposed to be offered by the Company; and (C) third, if applicable, Other Registrable Securities requested to be included in such Underwritten Shelf Takedown to the extent permitted hereunder, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the respective holders of such Other Registrable Securities on the basis of the number of securities requested to be included therein by each such holder.

(vi)    Restrictions on Timing of Underwritten Shelf Takedowns. The Company shall not be obligated to effect an Underwritten Shelf Takedown within sixty (60) days (or such longer period specified in any applicable lock-up agreement entered into with underwriters) after the consummation of a previous Underwritten Shelf Takedown or Demand Registration. For the avoidance of doubt, if an Underwritten Shelf Takedown or a Demand Registration is commenced but not consummated due to a suspension of sales by the Company pursuant to Section 2(f), the restriction in the foregoing sentence shall not apply.

(vii)    Selection of Bankers and Counsel. The Threshold Holder(s) requesting an Underwritten Shelf Takedown shall have the right to: (A) select the investment banker(s) and manager(s) to administer the offering (which shall consist of one (1) or more reputable nationally recognized investment banks, subject to the Company’s approval (which shall not be unreasonably withheld,

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

conditioned or delayed) and one (1) firm of legal counsel per applicable jurisdiction to represent all of the Holders), in connection with such Underwritten Shelf Takedown, and (B) determine the price, underwriting discount and other financial terms of the related underwriting agreement for the Registrable Securities included in such Underwritten Shelf Takedown.

(viii)    Withdrawal from Registration. Any Holder whose Registrable Securities were to be included in any such registration pursuant to Section 2(a) may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder or Holders to include Registrable Securities in any future registration (or registrations), by written notice to the Company delivered at any time on or prior to the Business Day prior to the effective date of the relevant Registration Statement or the execution of the underwriting agreement entered into in connection therewith, as applicable.

(ix)    WKSI Filing. Upon the Company first becoming a WKSI, if requested by the Threshold Holder(s) with securities registered on an existing Shelf Registration Statement, the Company will convert such existing Shelf Registration Statement to an Automatic Shelf Registration Statement.

(b)    Demand Registration.

(i)    If the Company (A) is in violation of its obligation to cause Initial Effectiveness of a Shelf Registration Statement pursuant to Section 2(a)(C) or (B) following the Initial Effectiveness of the Shelf Registration Statement contemplated by Section 2(a), thereafter ceases to have an effective Shelf Registration Statement during the Shelf Period (other than during any Suspension Period), subject to the terms and conditions of this Agreement (including Section 2(b)(iii)), upon written notice to the Company (a “Demand Request”) delivered by the Threshold Holder(s), requesting that the Company effect the registration (a “Demand Registration”) under the Securities Act of any or all of the Registrable Securities beneficially owned by such Threshold Holder(s), the Company shall give a notice of the receipt of such Demand Request (a “Demand Notice”) to all other Holders of Registrable Securities (which notice shall state the material terms of such proposed Demand Registration, to the extent known). Such Demand Notice shall be given not more than ten (10) Business Days and not less than five (5) Business Days, in each case prior to the expected date of the public filing of the registration statement (the “Demand Registration Statement”) for such Demand Registration. Subject to the provisions of Section 2(b)(iii) and Section 2(f) below, the Company shall file the Demand Registration Statement and use its commercially reasonable efforts to effect, as soon as reasonably practicable, the registration under the Securities Act and under the applicable state securities laws and include in such Demand Registration Statement all Registrable Securities that are New Shares with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the later of (i) the Company delivering the Demand Notice to Holders of Registrable Securities and (ii) five (5) Business Days prior to the actual public filing of the Demand Registration Statement. Nothing in this Section 2(b) shall relieve the Company of its obligations under Section 2(a).

(ii)    Demand Registration Using Form F-3. The Company shall effect any requested Demand Registration using a Registration Statement on Form F-3 whenever the Company is a Seasoned Issuer or a WKSI, and shall use an Automatic Shelf Registration Statement if it is a WKSI.

(iii)    Limitations on Demand Registrations. The Company shall not be obligated to effect (x) in any 12-month period, more than four (4) Demand Registrations requested by Threshold Holder(s) (together with any Underwritten Shelf Takedowns or Mexican Offerings requested by Threshold Holder(s)); or (y) any Demand Registration if the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be sold in such Demand Registration, in the good faith judgment of the managing underwriter(s) therefor (or the Company if such Demand Registration is not underwritten), is less than the lesser of $200 million and 7.5% of the Registrable Securities (provided

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

that such 7.5% of the Registrable Securities represents at least $30 million) as of the date the Company receives a Demand Request. The Company shall not be obligated to effect a Demand Registration within sixty (60) days (or such longer period specified in any applicable lock-up agreement entered into with underwriters) after the consummation of a previous Underwritten Shelf Takedown or Demand Registration. For the avoidance of doubt, if an Underwritten Shelf Takedown or a Demand Registration is commenced but not consummated due to a suspension of sales by the Company pursuant to Section 2(f), the restriction in the foregoing sentence shall not apply.

(iv)    Effectiveness of Demand Registration Statement. The Company shall use its commercially reasonable efforts to have the Demand Registration Statement declared effective by the Commission and keep the Demand Registration Statement continuously effective under the Securities Act for the period of time necessary for the underwriters or Holders to sell all the Registrable Securities covered by such Demand Registration Statement or such shorter period which will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold pursuant thereto (including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the Demand Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Demand Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Demand Registration Statement or by the Securities Act, any state securities or “blue sky” laws, or any other rules and regulations thereunder) (the “Effectiveness Period”). A Demand Registration shall not be deemed to have occurred (A) if the Registration Statement is withdrawn without becoming effective, (B) if the Registration Statement does not remain effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of the Registrable Securities covered by such Registration Statement for the Effectiveness Period, (C) if, after it has become effective, such Registration Statement is subject to any stop order, injunction or other order or requirement of the Commission or other governmental or regulatory agency or court for any reason other than a violation of applicable law solely by any selling Holder and has not thereafter become effective, (D) in the event of an Underwritten Demand, if the conditions to closing specified in the underwriting agreement entered into in connection with such registration are not satisfied or waived other than solely by reason of some act or omission by a Holder, or (E) if the number of Registrable Securities included on the applicable Registration Statement is reduced in accordance with Section 2(b)(v) such that less than 80% of the Registrable Securities of the Holders of Registrable Securities who sought to be included in such registration are so included in such Registration Statement.

(v)    Priority of Registration. Notwithstanding any other provision of this Section 2(b), if (A) a Demand Registration is an Underwritten Demand and (B) the managing underwriter(s) advise the Company that in their reasonable view, the number of Registrable Securities proposed to be included in such offering (including Registrable Securities requested by Holders to be included in such Public Offering and any securities that the Company or any other Person proposes to be included that are not Registrable Securities) exceeds the Maximum Offering Size, then the Company shall so advise the Holders with Registrable Securities proposed to be included in such Underwritten Demand, and shall include in such offering the number of Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, (1) in connection with one or more Underwritten Demands (taken together with any Underwritten Shelf Takedown or Piggyback Offerings) to the extent relating to Priority Shares, the Shelf Registrable Securities requested to be included in such Underwritten Demand by the Threshold Holder(s) of such Shelf Registrable Securities, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the Threshold Holder(s) making such Demand Request, and (2) thereafter, the Shelf Registrable Securities requested to be included in such Underwritten Demand by the Holders of such Shelf Registrable Securities, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Holders on the basis of the number of Shelf Registrable Securities requested to be included therein by each such Holder; (B) second, any securities

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

proposed to be offered by the Company; and (C) third, if applicable, Other Registrable Securities requested to be included in such Underwritten Demand to the extent permitted hereunder, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the respective holders of such Other Registrable Securities on the basis of the number of securities requested to be included therein by each such holder.

(vi)    Underwritten Demand. The determination of whether any Public Offering of Registrable Securities pursuant to a Demand Registration will be an Underwritten Demand shall be made in the sole discretion of the initiating Threshold Holder(s), and such Threshold Holder(s) shall have the right to (A) determine the plan of distribution, the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees and other financial terms, and (B) select the investment banker(s) and manager(s) to administer the offering, including the lead managing underwriter(s) (which shall consist of one (1) or more reputable nationally recognized investment banks, subject to the Company’s approval (which shall not be unreasonably withheld, conditioned or delayed)) and one (1) firm of legal counsel per applicable jurisdiction to represent all of the Holders, in connection with such Demand Registration.

(vii)    Withdrawal of Registrable Securities. Any Holder whose Registrable Securities were to be included in any such registration pursuant to Section 2(b) may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder to include Registrable Securities in any future registration (or registrations), by written notice to the Company delivered on or prior to the Business Day prior to the effective date of the relevant Demand Registration Statement.

(c)    Piggyback Registration.

(i)    Registration Statement on behalf of the Company. If at any time the Company proposes to file a Registration Statement or conduct an Underwritten Shelf Takedown, other than a Shelf Registration pursuant to Section 2(a) or a Demand Registration pursuant to Section 2(b), in connection with an underwritten Public Offering of Capital Stock (other than registrations on Form S-8, Form S-4 or Form F-4 or any similar form, if applicable) (a “Piggyback Offering”), and the registration form to be used may be used for the registration of Registrable Securities, the Company shall give prompt written notice (the “Piggyback Notice”) to all Holders (collectively, the “Piggyback Eligible Holders”) of the Company’s intention to conduct such underwritten Public Offering. The Piggyback Notice shall be given, (A) in the case of a Piggyback Offering that is an Underwritten Shelf Takedown, not earlier than ten (10) Business Days and not less than five (5) Business Days, in each case, prior to the expected date of commencement of marketing efforts for such Underwritten Shelf Takedown; or (B) in the case of any other Piggyback Registration, not less than five (5) Business Days after the public filing of such Registration Statement. The Piggyback Notice shall offer the Piggyback Eligible Holders the opportunity to include for registration in such Piggyback Offering the number of Registrable Securities of the same class and series as those proposed to be registered as they may request, subject to Section 2(c)(ii) (a “Piggyback Registration”). Subject to Section 2(c)(ii), the Company shall include in each such Piggyback Offering such Registrable Securities constituting New Shares for which the Company has received written requests (each, a “Piggyback Request”) for inclusion therein from Piggyback Eligible Holders within (x) in the case of a Bought Deal, two (2) Business Days; (y) in the case any other Underwritten Shelf Takedown, three (3) Business Days; or (z) otherwise, five (5) Business Days, in each case after the date of the Company’s notice; provided that the Company may not commence marketing efforts for such Public Offering until such periods have elapsed and the inclusion of all such securities so requested, subject to Section 2(c)(ii). If a Piggyback Eligible Holder decides not to include any or all of its Registrable Securities in any Piggyback Offering thereafter filed by the Company, such Piggyback Eligible Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Piggyback Offerings or Registration Statements as may be filed by the Company with respect to offerings of Registrable Securities, all upon the terms and conditions set

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

forth herein. The Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register pursuant to the Piggyback Requests, to the extent required to permit the disposition of the Registrable Securities so requested to be registered. There is no limitation on the number of Piggyback Registrations pursuant to this paragraph that the Company is required to effect.

(ii)    Priority of Registration. If the managing underwriter(s) of such Piggyback Offering made on behalf of the Company advise the Company and the Piggyback Eligible Holders in writing that, in their reasonable view the amount of securities requested to be included in such registration (including Registrable Securities requested by the Piggyback Eligible Holders to be included in such offering and, if applicable, Other Registrable Securities) exceeds the Maximum Offering Size (which, for the purposes of a Piggyback Registration shall be within a price range acceptable to the Company), then the Company shall so advise all Piggyback Eligible Holders with Registrable Securities proposed to be included in such Piggyback Registration, and shall include in such offering the number which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, any securities proposed to be offered by the Company; (B) second, (1) in connection with one or more Piggyback Offerings (taken together with any Underwritten Shelf Takedowns or Underwritten Demands) to the extent relating to the Priority Shares, the Registrable Securities requested to be included in such Piggyback Registration by the Holders of such Shelf Registrable Securities, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among any Holder(s) making such Piggyback Request, and (2) thereafter, the Registrable Securities requested to be included in such Piggyback Registration by the Holders of such Registrable Securities, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Holders on the basis of the number of Shelf Registrable Securities requested to be included therein by each such Holder; (C) third, if applicable, Other Registrable Securities requested to be included in such Piggyback Registration to the extent permitted hereunder, allocated, if necessary for the offering not to exceed the Maximum Offering Size, as agreed among the Company and such respective holders of such Other Registrable Securities. All Piggyback Eligible Holders requesting to be included in the Piggyback Registration must sell their Registrable Securities to the underwriters selected as provided in Section 2(c)(iv) on the same terms and conditions as apply to the Company and shall promptly complete and execute (and, if required under applicable law, promptly have medallion-guaranteed, notarized and apostilled) all questionnaires, powers of attorney, indemnities, underwriting agreements, custody agreements, other agreements and other documents reasonably required under the terms of the applicable underwriting arrangements and the provisions of this Agreement.

(iii)    Withdrawal from Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(c), whether or not any Piggyback Eligible Holder has elected to include Registrable Securities in such Registration Statement, without prejudice, however, to the right of the Holders immediately to request in writing that such registration be effected as a registration under Section 2(b) to the extent permitted thereunder and subject to the terms set forth therein. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 5 hereof. Any Holder that has elected to include Registrable Securities in a Piggyback Offering may elect to withdraw such Holder’s Registrable Securities by written notice to the Company delivered at any time on or prior to the Business Day prior to effective date of the relevant Registration Statement or the execution of the underwriting agreement entered into in connection therewith, as applicable.

(iv)    Selection of Bankers and Counsel. If a Piggyback Registration pursuant to this Section 2(c) involves an underwritten Public Offering initiated by the Company, the Company shall have the right to (A) determine the plan of distribution, including the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees and (B) select the investment banker(s) and manager(s) to administer the Public Offering, including the lead managing underwriter(s) (each of which shall be reputable nationally recognized investment banks, subject to the Holders of a Majority of Included Registrable Securities’ approval (which approval shall not be unreasonably withheld, conditioned

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

or delayed). Holders of a Majority of Included Registrable Securities included in such underwritten Public Offering shall have the right to select one (1) firm of legal counsel per applicable jurisdiction to represent all of the Holders, in connection with such Piggyback Registration.

(v)    Effect of Piggyback Registration. No registration effected under this Section 2(c) shall relieve the Company of its obligations to effect any registration of the offer and sale of Registrable Securities upon written request under Section 2(a) or Section 2(b) hereof and no registration effected pursuant to this Section 2(c) shall be deemed to have been effected pursuant to Section 2(a) or Section 2(b) hereof.

(d)    Mexican Underwritten Offering.

(i)    To the extent that the Company is listed on a Mexican Exchange, upon written notice to the Company (a “Mexican Demand Request”) delivered by the Threshold Holder(s), requesting that the Company effect a secondary global offering consisting of (A) a public offering in Mexico and a private offering in the United States pursuant to Rule 144A (including an international offering outside of the United States pursuant to Regulation S) or (B) a public offering in Mexico and an international offering outside of the United States pursuant to Regulation S (in each case, a “Mexican Offering”) for any or all of the Registrable Securities beneficially owned by such Holder(s), the Company shall give a notice of the receipt of such Mexican Demand Request (a “Mexican Demand Notice”) to all other Holders of Registrable Securities (which notice shall state the material terms of such proposed Mexican Offering, to the extent known). Following the receipt of a Mexican Demand Request, the Company covenants that it will prepare or cause to be prepared all disclosure documents required by applicable law for the Mexican Offering (the “Mexican Offering Documents”) and will take all reasonably necessary steps with a view to (A) filing an application for the authorization of the Mexican Offering in Mexico (to the extent required) and any other applicable securities authority, including completing a preliminary prospectus and other relevant offering materials required under Mexican law for the Mexican portion of the Mexican Offering, (B) completing a preliminary offering memorandum (and a final offering memorandum) for use in the international portion of Mexican Offering, and (C) completing, commencing circulation of and filing, as applicable, all other appropriate offering materials for any Mexican Offering in accordance with all applicable securities laws, in each case as soon as possible but in any event no later than 110 days after receipt by the Company of a Mexican Demand Request (the “Required Commencement Date”). The Company shall use reasonable best efforts to cause the Mexican Offering, including the registration of the relevant Registrable Securities with the applicable securities authorities, to be declared effective (if applicable) as promptly as practicable after such formal request or filing, shall cause the firm commitment underwriting and the purchase or placement agreement to be executed and delivered as promptly as practicable after the Required Commencement Date, and shall take all actions required of it to complete the Mexican Offering, including requirements of law, requirements imposed by regulators, customary requirements of underwriters and purchasers.

(ii)    Following the receipt of a Mexican Demand Request, the Company shall use commercially reasonable efforts to, on or prior to the settlement date of the Mexican Offering: (A) deliver or cause to be delivered to such Threshold Holder(s) a signed counterpart of one or more comfort letters from independent public accountants of the Company in customary form and covering such matters of the type customarily covered by comfort letters and (B) opinions (including a negative assurance letter) from counsel for the Company (including any local counsel reasonably requested by the underwriter(s)) dated as of the date of the settlement date of the Mexican Offering in customary form, scope and substance, covering the matters customarily covered in opinions requested in sales of securities or underwritten Public Offering, which opinions shall be reasonably satisfactory to such underwriters and their counsel.

(iii)    Limitations on Mexican Offerings. The Company shall not be obligated to effect (A) in any 12-month period, more than four (4) Mexican Offerings requested by the Threshold Holder(s) (together with any Underwritten Shelf Takedowns or Demand Registrations requested by

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

the Threshold Holder(s)); or (B) any Mexican Offering if the aggregate proceeds expected to be received from the resale of the Registrable Securities requested to be sold in such Mexican Offering, in the good faith judgment of the managing underwriter(s) therefor, is less than the lesser of $200 million and 7.5% of the Registrable Securities (provided that such 7.5% of the Registrable Securities represents at least $30 million) as of the date the Company receives a Mexican Demand Request. The Company shall not be obligated to effect a Mexican Offering within sixty (60) days (or such longer period specified in any applicable lock-up agreement entered into with underwriters) after the consummation of a previous Mexican Offering, as applicable.

(iv)    Priority of Registration. Notwithstanding any other provision of this Section 2(d), if the managing underwriter(s) advise the Company that in their reasonable view, the number of Registrable Securities proposed to be included in such offering exceeds the Maximum Offering Size, then the Company shall so advise the Holders with Registrable Securities proposed to be included in such Mexican Offering, and shall include in such offering the number of Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, (1) in connection with one or more Mexican Offerings to the extent relating to Priority Shares, the Registrable Securities requested to be included in such Mexican Offering by the Holders thereof, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the Threshold Holder(s) making such Mexican Demand Request, and (2) thereafter, the Registrable Securities requested to be included in such Mexican Offering by the Holders thereof, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder; and (B) second, if applicable, Other Registrable Securities requested to be included in such Mexican Offering to the extent permitted hereunder, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the respective holders of such Other Registrable Securities on the basis of the number of securities requested to be included therein by each such holder.

(e)    Notice Requirements. Any Demand Request, Piggyback Request or Shelf Takedown Request shall be in writing and shall (i) specify the maximum number or class or series of Registrable Securities intended to be offered and sold by the Holder making the request, (ii) express such Holder’s bona fide intent to offer up to such maximum number of Registrable Securities for distribution, (iii) describe the nature or method of the proposed offer and sale of Registrable Securities (to the extent applicable), and (iv) contain the undertaking of such Holder to provide all such information and materials and take all action as may reasonably be required in order to permit the Company to comply with all applicable requirements in connection with the registration of such Registrable Securities.

(f)    Suspension Period. Notwithstanding any other provision of this Section 2, the Company shall have the right but not the obligation to defer the filing of (but not the preparation of), or suspend the use by the Holders of, any Registration Statement, including any Demand Registration or Shelf Registration (whether prior to or after receipt by the Company of a Shelf Takedown Request or Demand Request) if the Company’s Board of Directors reasonably believes (with the advice of competent counsel expert in such matters) that any such registration or offering would require the Company, under applicable securities laws and other laws, to make disclosure of material nonpublic information that would not otherwise be required to be disclosed at that time and the Company’s Board of Directors reasonably believes in good faith that such disclosures at that time would have a material adverse effect on the Company (a “Suspension Period”); provided, however, that the Suspension Period shall continue to apply only during the time in which (i) such material nonpublic information has not been disclosed and remains material and (ii) the Company’s Board of Directors reasonably believes (following consultation with its external advisors and legal counsel) that any such registration or offering would reasonably be expected to have a material adverse effect on any proposal or plan by the Company and its Subsidiaries, taken as a whole, to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, amalgamation, consolidation, tender offer, recapitalization, reorganization or other transaction involving the Company and its Subsidiaries, taken as a whole; provided, further, that the Company shall not be entitled

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

to more than two (2) Suspension Periods during any consecutive twelve (12) month period, no such Suspension Period shall exceed fifty (50) consecutive days and the aggregate of the Suspension Periods during any consecutive twelve (12) month period shall not exceed eighty (80) days; provided, further, that in such event, the Threshold Holder(s) will be entitled to withdraw any request for a Demand Registration or an Underwritten Shelf Takedown and, if such request is withdrawn, such Demand Registration or an Underwritten Shelf Takedown will not count as a Demand Registration or an Underwritten Shelf Takedown and the Company will pay all Registration Expenses in connection with such registration, regardless of whether such registration is effected. The Company shall promptly give written notice to the Holders of Registrable Securities registered under or pursuant to any Shelf Registration Statement with respect to its declaration of a Suspension Period and of the expiration of the relevant Suspension Period (a “Suspension Notice”). If the filing of any Demand Registration is suspended or an Underwritten Shelf Takedown is delayed pursuant to this Section 2(f), once the Suspension Period ends, the Threshold Holder(s) may request a new Demand Registration or a new Underwritten Shelf Takedown in writing (and such request shall not be counted as an additional Underwritten Shelf Takedown or Demand Registration for purposes of either Section 2(a)(iii) or Section 2(b)(i)). The Company shall not include any material non-public information in the Suspension Notice and or otherwise provide such information to a Holder unless specifically requested by a Holder in writing. A Holder shall not effect any sales of the Registrable Securities pursuant to a Registration Statement at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. Holders may recommence effecting sales of the Registrable Securities pursuant to a Registration Statement subject to the Suspension Notice following further written notice from the Company to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders with Registrable Securities included on any suspended Registration Statement and counsel to the Holders, if any, promptly (but in no event later than two (2) Business Days) following the conclusion of any Suspension Period. Notwithstanding any provision herein to the contrary, if the Company gives a Suspension Notice with respect to any Registration Statement pursuant to this Section 2(f), the Company agrees that it shall (i) extend the period for which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice; and (ii) provide copies of any supplemented or amended prospectus necessary to resume sales, if requested in writing by any Holder; provided that such period of time shall not be extended beyond the date that there are no longer Registrable Securities covered by such Registration Statement. If the Company shall give any Suspension Notice pursuant to this paragraph, the Company shall not, during the Suspension Period, register any New Shares for either its own account or for the account of any other person.

(g)    Required Information. The Company may require each Holder of Registrable Securities as to which any Registration Statement is being filed or sale is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing (provided that such information shall be used only in connection with such registration) and the Company may exclude from such registration or sale the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time after receiving such request or who does not consent to the inclusion in a Registration Statement or Prospectus related to such registration or sale of such information related to such Holder that is required by the rules and regulations of the Commission. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(h)    Other Registration Rights Agreements. The Company represents and warrants to each Holder that, as of the date of this Agreement, it has not entered into any agreement with respect to any of its securities granting any registration rights to any Person with respect to the Registrable Securities. The Company will not enter into on or after the date of this Agreement, unless this Agreement is modified or

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

waived as provided in Section 9(c), any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are (i) more favorable taken as a whole than the registration rights granted to the Holders hereunder or (ii) on parity with respect to the priority rights granted to the Holders in Section 2(c)(ii).

(i)    Cessation of Registration Rights. All registration rights granted under this Section 2 shall continue to be applicable with respect to any Holder until the earliest to occur of (i) such time as the Holder no longer holds any Registrable Securities and (ii) the Expiration Date.

(j)    Confidentiality. Each Holder agrees that any non-public information which such Holder may receive, pursuant to this Agreement, from or at the direction of the Company or any of its Representatives, relating to the Company and its Subsidiaries (which, for the avoidance of doubt, will not include non-public information which the Company is bound under a duty of confidentiality not to disclose or any other information set forth in the final proviso of the penultimate sentence of Section 3(p)) (the “Confidential Information”) will be held strictly confidential (including the receipt of a Demand Notice, Shelf Takedown Notice or Piggyback Notice) and will not be disclosed by it to any Person without the express written permission of the Company; provided, however, that the Confidential Information may be disclosed (i) in the event of any compulsory legal process or compliance with any applicable law, subpoena or other legal process, as required by an administrative requirement, order, decree or the rules of any relevant stock exchange or in connection with any filings that the Holder may be required to make with any regulatory authority or self-regulatory organization; provided, further, that in the event of compulsory legal process, unless prohibited by applicable law or that process, each Holder agrees to give the Company prompt notice thereof and to cooperate as reasonably necessary with the Company in securing a protective order in the event of compulsory disclosure, (ii) to any foreign or domestic governmental or quasi-governmental regulatory authority, including any stock exchange or other self-regulatory organization having jurisdiction over such accountants, lawyers and other professional advisors for use relating solely to management of the investment or administrative purposes with respect to such Holder and (iii) to a proposed transferee of securities of the Company held by a Holder; provided, further, that the Holder informs the proposed transferee of the confidential nature of the information and the proposed transferee agrees in writing to comply with the restrictions in this Section 2(j).

(k)    Post-Emergence Financial Information. The Company agrees to provide to each Holder, on a Holder-accessible data site, (i) from the Effective Date to December 31, 2022, to the extent not otherwise subject to reporting requirements in connection with being listed on the BMV or otherwise subject to Commission reporting, financial reporting that the Company would otherwise be required to provide if the Company were listed on the BMV and (ii) from December 31, 2022 onwards, to the extent not otherwise subject to reporting requirements in connection with Commission reporting, financial reporting that the Company would otherwise be required to provide if the Company were subject to the reporting requirements of Section 12(g) of the Exchange Act as a Foreign Private Issuer (“FPI Reports”), subject to the commercially reasonable efforts of the Company; provided that if such reporting under this clause (ii) is materially deficient from fully compliant FPI Reports, the Company shall also provide the reporting described under clause (i); in each of cases (i) and (ii), such reports to include annual audited financial reports and quarterly unaudited financial reports prepared in accordance with IFRS or US GAAP and compliant with PCAOB standards, such quarterly financial reports to be subject to a limited review by the Company’s auditors (including quarterly financial reports for the four quarters of the 2022 fiscal year) included regardless of whether the Company is then required to file or submit such quarterly financial reports with the Commission under the Exchange Act and the rules and regulations thereunder applicable to a Foreign Private Issuer. Notwithstanding the foregoing, the Company shall direct the Company’s auditors to perform any audit procedures required to update the financial reporting from the year ended December 31, 2021 to comply with PCAOB standards. The Company hereby agrees to complete audits under PCAOB standards of its financial statements as follows: (x) by no later than December 30, 2022 for the year ended December 31, 2021 and (y) by no later than April 30, 2023 for the year ended December 31,

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

2022. The Company shall provide access to the data site to all Holders or prospective investors, subject to applicable representations to be made on an entry splash screen. Where any information required to be provided in connection with being listed on the BMV or otherwise required to be posted to the data site pursuant to the foregoing is not in the English language, an English translation shall be additionally posted to the data site or otherwise made available to Holders. The Company shall hold quarterly conference calls with Holders as soon as reasonably practicable after the end of each fiscal quarter for which financial statements are available to discuss results of operations and answer questions reasonably related thereto.

(l)    Share Ownership of Undersigned Holders. The Company hereby acknowledges that this Agreement, which has been executed and delivered by the Company and by the undersigned Holders which, collectively, hold on the Effective Date after giving effect to the issuance of Equity Securities contemplated by the Plan, at least [REDACTED] of the outstanding voting shares of the Company, constitutes a valid and binding obligation of the Company.

3.    Registration Procedures.

The procedures to be followed by the Company and each participating Holder to register the sale of Registrable Securities pursuant to a Registration Statement in accordance with this Agreement, and the respective rights and obligations of the Company and such Holders with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:

(a)    The Company will (i) prepare and file a Registration Statement or a prospectus supplement, as applicable, with the Commission (within the time period specified in Section 2(a) or Section 2(b), as applicable, in the case of a Shelf Registration, an Underwritten Shelf Takedown or a Demand Registration) which Registration Statement (A) shall be on a form selected by the Company for which the Company qualifies, (B) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution, and (C) shall comply as to form in all material respects with the requirements of the applicable form and include and/or incorporate by reference all financial statements required by the Commission to be filed therewith, (ii) use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the periods provided under Section 2(a) or Section 2(b), as applicable, in the case of a Shelf Registration Statement or a Demand Registration Statement. The Company will (I) at least fifteen (15) Business Days (or such shorter period as shall be reasonably practicable under the circumstances) prior to the anticipated filing of the initial Shelf Registration Statement and at least five (5) Business Days (or such shorter period as shall be reasonably practicable under the circumstances) prior to any amendment or supplement to the initial Shelf Registration Statement or to an anticipated Demand Registration Statement or any related Prospectus or any amendment or supplement thereto, or before using any Issuer Free Writing Prospectus, furnish to any Holder named as a selling shareholder therein, any counsel designated by such Holder and counsel for the Holders (selected as provided herein) and the managing underwriter(s) of an underwritten Public Offering of Registrable Securities, if applicable, copies of all such documents proposed to be filed, (II) use its commercially reasonable efforts to address in each such document prior to being so filed with the Commission such comments as any of the foregoing Persons reasonably shall propose and (III) without limiting the Company’s rights under Section 2(g), not include in any Registration Statement or any related Prospectus or any amendment or supplement thereto information regarding a participating Holder to which a participating Holder reasonably objects; provided, however, the Company shall not be required to provide copies of any amendment or supplement filed solely to incorporate in any Form F-1 (or other form not providing for incorporation by reference) any filing by the Company under the Exchange Act or any amendment or supplement filed for the purpose of adding additional selling shareholders thereunder.

(b)    The Company will as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as (A) may be reasonably requested

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

in writing by any Holder of Registrable Securities covered by such Registration Statement necessary to permit such Holder to sell in accordance with its intended method of distribution, to the extent such intended method of distribution is consistent with Exhibit B hereto, or (B) may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for the periods provided under Section 2(a) or Section 2(b), as applicable, in accordance with the intended method of distribution.

(c)    The Company will make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any Public Offering covered thereby) within the deadlines specified by the Securities Act.

(d)    The Company will notify each Holder of Registrable Securities named as a selling shareholder in any Registration Statement and the managing underwriter(s) of an underwritten Public Offering of Registrable Securities, if applicable, (i) as promptly as reasonably practicable when any Registration Statement or post-effective amendment thereto has been declared effective; (ii) of the issuance or threatened issuance by the Commission or any other governmental or regulatory authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; or (iv) of the discovery that, or upon the happening of any event the result of which, such Registration Statement or Prospectus or Issuer Free Writing Prospectus relating thereto or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement in any material respect or omits any material fact necessary to make the statements in the Registration Statement or the Prospectus or Issuer Free Writing Prospectus relating thereto not misleading, or when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement or Prospectus, or if, for any other reason, it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act, correct such misstatement or omission or effect such compliance.

(e)    Upon the occurrence of any event contemplated by Section 3(d)(iv) as promptly as reasonably practicable, the Company will (x) prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or to the applicable Issuer Free Writing Prospectus, (y) furnish, if requested in writing, a reasonable number of copies of such supplement or amendment to the selling Holders, its counsel and the managing underwriter(s) of an underwritten Public Offering of Registrable Securities, if applicable, and (z) file such supplement, amendment and any other required document with the Commission so that, as thereafter delivered to the purchasers of any Registrable Securities, such Registration Statement, such Prospectus or such Issuer Free Writing Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or an Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading and such Issuer Free Writing Prospectus shall not include information that conflicts with information contained in the Registration Statement or Prospectus, in each case such that each selling Holder can resume disposition of such Registrable Securities covered by such Registration Statement or Prospectus. Following receipt of notice of any event contemplated by Section 3(d)(ii), (iii) or (iv), a Holder shall suspend sales of the Registrable Securities pursuant to such Registration Statement and shall not resume sales until such time as it has received written notice from the Company to such effect. The Company shall provide any supplemented or amended prospectus necessary to resume sales, if requested in writing by any Holder.

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

(f)    The Company will use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any stop order or other order suspending the effectiveness of a Registration Statement or the use of any Prospectus, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable, or if any such order or suspension is made effective during any Suspension Period, as promptly as practicable after the Suspension Period is over.

(g)    During the Effectiveness Period or the Shelf Period, as applicable, the Company will furnish to each selling Holder, its counsel and the managing underwriter(s) of an underwritten Public Offering of Registrable Securities, if applicable, upon their written request, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such selling Holder or underwriter (including those incorporated by reference) promptly after the filing of such documents with the Commission.

(h)    The Company will promptly deliver to each selling Holder and the managing underwriter(s) of an underwritten Public Offering of Registrable Securities, if applicable, without charge, as many copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any Issuer Free Writing Prospectus), all exhibits and other documents filed therewith and such other documents as such selling Holder or underwriter may reasonably request in writing in order to facilitate the disposition of the Registrable Securities by such selling Holder or underwriter, and upon written request, a copy of any and all transmittal letters or other correspondence to or received from the Commission or any other governmental authority relating to such offer. Subject to Section 2(f) hereof, the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any applicable underwriter in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(i)    The Company will (i) register or qualify the Registrable Securities covered by a Registration Statement, no later than the time such Registration Statement is declared effective by the Commission, under all applicable securities laws (including the “blue sky” laws) of such jurisdictions each underwriter, if any, or any selling Holder shall reasonably request in writing; (ii) keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective under the terms of this Agreement; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable such underwriter, if any, and each selling Holder to consummate the disposition in each such jurisdiction of the Registrable Securities covered by such Registration Statement; provided, however, that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (y) subject itself to taxation in any such jurisdiction, or (z) consent to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction.

(j)    The Company will cooperate with the Holders and the underwriter(s) or managing underwriter(s) of an underwritten Public Offering of Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates or book-entry statements representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates or book-entry statements shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Securities to be in such denominations and registered in such names as any such Holders or the underwriter(s) or managing underwriter(s) of an underwritten Public Offering, as applicable, may reasonably request in writing and shall instruct any transfer agent and registrar of Registrable Securities, to do the same. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon the sale by any Holder or the underwriter(s) or managing underwriter(s) of an underwritten Public Offering of Registrable Securities, if any, of such Registrable Securities under the Registration Statement and to release any stop transfer orders in respect thereof. At the written request of any Holder or the managing underwriter(s), if any, the Company will promptly deliver or cause to be delivered an opinion or instructions to the transfer agent in order to allow the Registrable Securities to be sold from time to time free of all restrictive legends.

(k)    The right of any Holder to include such Holder’s Registrable Securities in an underwritten offering shall be conditioned upon (i) such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein, (ii) such Holder’s entering into customary agreements, including an underwriting agreement in customary form, and selling such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Holders entitled to select the managing underwriter(s) hereunder (provided that (x) any such Holder shall not be required to make any representations or warranties to the Company or the underwriters (other than (A) representations and warranties regarding (1) such Holder’s ownership of its Registrable Securities to be sold or transferred, (2) such Holder’s power and authority to effect such transfer, (3) such matters pertaining to compliance by such Holder with securities laws as may be reasonably requested in writing by the Company or the underwriters, (4) the accuracy of information concerning such Holder as provided by such Holder, and (5) any other representations required to be made by the Holder under applicable law in connection with such offering, and (B) such other representations, warranties and other provisions relating to such Holder’s participation in such Public Offering as may be reasonably requested in writing by the underwriters and mutually agreed on by the underwriter(s) and such Holder) or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in Section 8(b) hereof, or to the underwriters with respect thereto, except to the extent of the indemnification being given to the underwriters and their controlling Persons in Section 8(b) hereof); and (y) and the aggregate amount of the liability of such Holder in connection with such offering shall not exceed such Holder’s net proceeds from the disposition of such Holder’s Registrable Securities in such offering) and (iii) such Holder completing and executing all questionnaires, powers of attorney, custody agreements and other documents reasonably required under the terms of such underwriting arrangements or by the Company in connection with such underwritten Public Offering.

(l)    The Company agrees with each Holder that, in connection with any underwritten Public Offering (including an Underwritten Shelf Takedown), the Company shall enter into and perform under such customary agreements (including underwriting agreements in customary form, including customary representations and warranties and provisions with respect to indemnification and contribution) and take all such other actions as the Holders of a Majority of Included Registrable Securities being sold (subject to the terms hereof) or the underwriters, if any, reasonably request in writing in order to expedite or facilitate the disposition of such Registrable Securities and provide reasonable cooperation, including causing appropriate officers to attend and participate in “road shows” and analyst or investor presentations and such other selling or other informational meetings organized by the underwriters, if any (taking into account the needs of the Company’s businesses and the responsibilities of such officers with respect thereto). The Company and its management shall not be required to participate in any marketing effort that lasts longer than five (5) Business Days for any single underwritten Public Offering.

(m)    The Company will use commercially reasonable efforts to obtain for delivery to the underwriter(s) of an underwritten Public Offering of Registrable Securities (i) a signed counterpart of one or more comfort letters from independent public accountants of the Company in customary form and

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

covering such matters of the type customarily covered by comfort letters and (ii) an opinion or opinions (including a negative assurance letter) from counsel for the Company (including any local counsel reasonably requested by the underwriter(s)) dated the most recent effective date of the Registration Statement or, in the event of an underwritten Public Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, covering the matters customarily covered in opinions requested in sales of securities or underwritten Public Offering, which opinions shall be reasonably satisfactory to such underwriters and their counsel.

(n)    The Company will (i) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement and provide and enter into any reasonable agreements with a custodian for the Registrable Securities and (ii) no later than the effective date of the applicable Registration Statement, provide a CUSIP and ISIN number for all Registrable Securities.

(o)    The Company will cooperate with each Holder of Registrable Securities and each underwriter or agent, if any, participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

(p)    The Company will, upon reasonable notice and at reasonable times during normal business hours, make available for inspection by a representative appointed by the Holders of a Majority of Included Registrable Securities, counsel selected by such Holders in accordance with this agreement, any underwriter participating in any disposition pursuant to such registration, as applicable, and any other attorney or accountant retained by such underwriter, all financial and other records and pertinent corporate documents of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested in writing by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or Underwritten Shelf Takedown, as applicable, and make themselves available at mutually convenient times to discuss the business of the Company and other matters reasonably requested in writing by any Holders participating in such disposition, sellers, underwriter or agent thereof in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, as applicable (collectively, “Due Diligence Information”), subject in each case to the foregoing persons entering into customary confidentiality and non-use agreements with respect to any confidential information of the Company and provided that such Due Diligence Information will not include non-public information which the Company is bound under a duty of confidentiality not to disclose or any contracts with Delta or its Affiliates (other than the Delta JCA and the Delta Services Agreement provided to counsel for the Required Commitment Parties in accordance with the rights set forth in the final proviso of Section 6.1 of the Subscription Agreement (each such term as defined in the Subscription Agreement)). The Company shall not provide any Due Diligence Information to a Holder unless such Holder explicitly requests such Due Diligence Information in writing.

(q)    The Company will comply with all applicable rules and regulations of the Commission, the Trading Market, FINRA and any state securities authority, and make available to each Holder, as soon as reasonably practicable after the effective date of the Registration Statement, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158.

(r)    The Company will ensure that any Issuer Free Writing Prospectus utilized in connection with any Prospectus complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, and is retained in accordance with the Securities Act to the extent required thereby.

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

(s)    Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or used or refer to, any Free Writing Prospectus without the prior written consent of the Company and, in connection with any underwritten Public Offering, the underwriters.

(t)    After or in connection with Initial Effectiveness and upon written notice to the Company delivered by a Threshold Holder(s), the Company shall promptly cause the New Shares to be listed on the New York Stock Exchange or NASDAQ. Holders of a majority of the Registrable Securities shall determine which exchange, whether the New Shares will be listed in the form of American Depositary Shares and other terms of listing. After the New Shares are listed on the Trading Market pursuant to this clause (t), Holders of a majority of the New Shares outstanding shall be entitled to require the Company to cause the New Shares to be listed on a Mexican Exchange.

(u)    Following the listing of the New Shares, the Company will use commercially reasonable efforts to cause the Registrable Securities of the same class, to the extent any further action is required, to be similarly listed and to maintain such listing until such time as the securities cease to constitute Registrable Securities.

(v)    The Company shall, if such registration for an underwritten Public Offering is pursuant to a Registration Statement on Form F-3 or any similar short-form registration, include in such Registration Statement such additional information for marketing purposes as the managing underwriter(s) reasonably request(s) in writing.

(w)    The Company shall hold in confidence and not use or make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means or otherwise determining that any such disclosure is required under the foregoing clauses (i) through (iv), give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(x)    The Company agrees that nothing in this Agreement shall prohibit the Holders, at any time and from time to time, from selling or otherwise transferring Registrable Securities pursuant to a private placement or other transaction which is not registered pursuant to the Securities Act.

(y)    [Reserved].

(z)    Delisting.

(i)    Each Holder party hereto hereby agrees, for a period of 120 days following the Effective Date, and provided that (A) the Company has not previously been delisted from the BMV after the Effective Date, (B) the Board of Directors of the Company (including each of the independent directors) has approved and authorized the New Shares to be delisted from the BMV (the “Delisting”), and (C) the Delisting is implemented and consummated in compliance with all applicable law, to use commercially reasonable efforts to (i) attend and participate in, either in person or by duly appointed proxy, the applicable shareholders’ meeting or meetings and, in its capacity as a Holder of Equity Securities, vote all of its Equity Securities in favor of taking the necessary corporate actions to cause the Delisting, (ii) not tender its Equity Securities to the Company under any tender offer conducted in connection with the

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Delisting and (iii) take all commercially reasonable steps to effectuate the Delisting pursuant to clauses (i) and (ii) above. Notwithstanding anything to the contrary contained herein, this Agreement, including this Section 3(z), shall apply to all Equity Securities that a Holder currently has a right and power to vote and/or dispose of, or to direct the voting or disposition of (whether in its capacity as owner or otherwise), and all such Equity Securities as to which a Holder may hereafter acquire a right and power to vote and/or dispose of, or to direct the voting or disposition of, and shall be binding upon each such Holder’s transferees, each of which, during the 120-day period referenced above in this Section 3(z) or such shorter period to the extent the Delisting is implemented and consummated prior to the termination of such period, but in any event prior to the commencement of the implementation of the Delisting (including the shareholders’ meeting referenced in (i) above), shall execute a Joinder hereto in accordance with the terms hereof. In addition, notwithstanding anything in this Section 3(z) to the contrary (whether express or implied), the other terms of this Agreement shall continue to apply following such Delisting.

(ii)    After the Effective Date, but prior to (or in connection with) the Initial Effectiveness, except to the extent the Company’s bylaws are amended, modified and/or supplemented pursuant to, and as contemplated by, the Plan, the Company shall not amend, modify or supplement the Company’s bylaws (i) other than, to the extent applicable, in compliance with Article Thirty-Five bis of the Company’s bylaws with respect to bylaw amendments, and (ii) in such a way that the terms of the Company’s bylaws in effect as of the date hereof protective of minority shareholders (as such term is defined in the Mexican Securities Market Law) in the Company are less protective of minority shareholders after such amendment, modification or supplement, including, without limitation: (A) the number of directors of the board of the Company shall not be increased to a number greater than 14 until the annual meeting to take place in 2023 (except to the extent an increase would be required in order to comply with Applicable Law (including the Company’s foreign investment authorization)), (B) 25% of the Company’s directors shall continue to be required to be independent pursuant to the standards set forth in the Mexican Securities Market Law; (C) there shall continue to be an audit committee and a corporate practices committee and the authority of the board of the Company and such committees shall continue to be as set forth in the Mexican Securities Market Law (irrespective of the applicability of the Mexican Securities Market Law); and (D) the right to appoint directors of the board of the Company, the right to call a shareholders meeting of the Company, the right to judicially oppose decisions made by a shareholders meeting, the right of shareholders to initiate derivative actions against the Company and the requirement for shareholder approval of relevant transactions shall continue to be as set forth in the Mexican Securities Market Law (irrespective of the provisions applicable to the then current corporate form of the Company).

4.    Registration Expenses.

The Company shall bear all reasonable Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with any Demand Registration, Shelf Registration, Shelf Takedown Request or Piggyback Registration (excluding any Selling Expenses), whether or not any Registrable Securities are sold pursuant to a Registration Statement.

“Registration Expenses” shall include, without limitation, (i) all registration, qualification and filing fees and expenses (including all fees and expenses (A) of the Commission or FINRA, (B) incurred in connection with the listing of the Registrable Securities on the Trading Market, (C) in compliance with applicable state securities or “Blue Sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities as may be set forth in any underwriting agreement) and (D) similar fees and expenses incurred in connection with any Mexican Offering); (ii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto (including expenses of printing certificates for the Company’s shares and printing prospectuses); (iii) analyst or investor presentation or road show expenses of the Company and the

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

underwriters, if any; (iv) messenger, telephone and delivery expenses; (v) reasonable fees and disbursements of counsel (including any local counsel), auditors and accountants for the Company (including the expenses incurred in connection with “comfort letters” required by or incident to such performance and compliance); (vi) the reasonable fees and disbursements of underwriters to the extent customarily paid by issuers or sellers of securities (including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained in accordance with the rules and regulations of FINRA and the other reasonable fees and disbursements of underwriters (including reasonable fees and disbursements of counsel for the underwriters) in connection with any FINRA qualification; (vii) fees and expenses of any special experts retained by the Company; (viii) Securities Act liability insurance, if the Company so desires such insurance; (ix) reasonable and documented fees and expenses payable within thirty (30) calendar days of receipt of the applicable invoice of one legal counsel in each relevant jurisdiction to represent all participating Holders selected,(x)in the case of an Underwritten Shelf Takedown, by the holders of a majority of the Registrable Securities requesting such Underwritten Shelf Takedown and, (y) in the case of a Piggyback Registration, by the holders of a majority of the Registrable Securities included in such Piggyback Registration; (x) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies; (xi) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties, and expenses related to the preparation of financial statements pursuant to Section 2(k) herein); and (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering. In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), the expense of any annual audit and any underwriting fees, discounts, selling commissions and stock transfer taxes and related legal and other fees applicable to securities sold by the Company and in respect of which proceeds are received by the Company. Each Holder shall pay any Selling Expenses applicable to the sale or disposition of such Holder’s Registrable Securities pursuant to any Demand Registration Statement or Piggyback Offering, or pursuant to any Shelf Registration Statement under which such selling Holder’s Registrable Securities were sold, and any other fees and expenses not constituting Registration Expenses in proportion to the amount of such selling Holder’s shares of Registrable Securities sold in any offering under such Demand Registration Statement, Piggyback Offering or Shelf Registration Statement.

5.    Lock-Up Agreements.

(a)    Holder Lock-Up. In connection with any underwritten Public Offering if requested in writing by (i) the managing underwriter(s) of such Public Offering or (ii) the Holders of a Majority of Included Registrable Securities, in the case of any Underwritten Shelf Takedown or Underwritten Demand pursuant to Section 2(a) or 2(b), each Holder of Registrable Securities participating in such Public Offering that together with its Affiliates beneficially owns more than 1% of the New Shares (“Participating 1% Holders”) and, if requested in writing by the managing underwriters of such Public Offering, each Holder of Registrable Securities that together with its Affiliates beneficially owns more than 10% of the New Shares (“Non-Participating 10% Holders”) agrees that it shall enter into a lock-up agreement (a “Lock-Up Agreement”) with the managing underwriter(s) of such Public Offering to not, during the sixty (60) days after the pricing date of such offering or such longer period as reasonably requested by the managing underwriter(s), lead book-runner(s) or manager(s) of such Public Offering but in no event longer than ninety (90) days after the pricing date (the “Lock-Up Period”), (A) with respect to Non-Participating 10% Holders, offer, sell or announce the intention to sell any of the Company’s Capital Stock owned by such Holder and (B) with respect to Participating 1% Holders, directly or indirectly, offer, pledge, assign, encumber, announce the intention to sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, or otherwise transfer or dispose of (other than any pledge in favor of a bank or broker dealer at which a Holder maintains an account, where such bank or broker dealer holds a security interest

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

or other encumbrance over property in the account generally) any of the Company’s Capital Stock owned by such Holder; provided, however, that such Lock-Up Period shall not apply to the following, as applicable: (i) a tender offer for the Equity Securities approved by the Board of Directors of the Company; (ii) sales to the Company pursuant to an authorized share repurchase program in accordance with Rule 10b5-1 under the Exchange Act; (iii) Registrable Securities included in an Underwritten Shelf Takedown; (iv) transfers of Equity Securities to and among Affiliates of a Holder; or (v) sales of Equity Securities pursuant to an underwritten Public Offering. For the avoidance of doubt, (a) the Lock-Up Period shall not apply to any Equity Securities sold under one or more exemptions from registration under the Securities Act or to any Equity Securities sold in reliance on Regulation S and (b) before the commencement of, and after the termination or expiration of, the Lock-Up Period, there shall be no restrictions on the ability of any Holder to resell its Registrable Securities through the Shelf Registration Statement in non-underwritten offerings. The Company may impose stop-transfer instructions with respect to the shares of Capital Stock (or other securities) subject to the restrictions set forth in this Section 5(a) until the end of the applicable period of the Lock-Up Agreement. The provisions of this Section 5(a) shall cease to apply to such Holder once such Holder no longer beneficially owns any Registrable Securities.

(b)    Company Lock-Up. In connection with any underwritten Public Offering, and upon the reasonable request in writing of the managing underwriter(s), the Company shall: (i) agree to a customary lock-up provision applicable to the Company in an underwriting agreement as reasonably requested by the managing underwriter(s) during (A), with respect to the Company’s initial underwritten Public Offering, the period commencing on the date requested by the managing underwriter(s) (which shall be no earlier than seven (7) days prior to the anticipated pricing date for such Public Offering) and continuing to the date that is 180 days following the date of the final prospectus for such Public Offering or (B) with respect to all other Public Offerings other than the Company’s initial underwritten Public Offering, the period commencing on the date requested by the managing underwriter(s) (which shall be no earlier than seven (7) days prior to the anticipated pricing date for such Public Offering) and continuing to the date that is 90 days following the date of the final prospectus for such Public Offering; and (ii) cause each of its executive officers and directors to enter into Lock-Up Agreements, in each case, in customary form and substance, and with exceptions that are customary, for an underwritten Public Offering.

6.    [Reserved]

7.    Indemnification.

(a)    The Company shall indemnify, defend and hold harmless each Holder, its partners, shareholders, equity holders, general partners, limited partners, managers, members, and Affiliates and each of their respective officers and directors and any Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and any agent, employee, attorney or Representative thereof (collectively, “Holder Indemnified Persons”), and any underwriter that facilitates the sale of the Registrable Securities and any Person who controls such underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and investigation and reasonable attorneys’, accountants’ and experts’ fees, whether or not the Holder Indemnified Person or such underwriter is a party to any Proceeding) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all Proceedings, whether civil, criminal, administrative or investigative, in which any Holder Indemnified Person or such underwriter may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act, applicable Mexican securities laws or otherwise (collectively, “Losses”), as incurred, arising out of, based upon, resulting from or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, Prospectus, preliminary prospectus, road show, as defined in Rule 433(h)(4) under the Securities Act (a “road show”), or in any summary or final prospectus or free writing prospectus

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

or in any amendment or supplement thereto or in any documents incorporated by reference in any of the foregoing or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary, in the case of any Prospectus, preliminary prospectus, road show or Issuer Free Writing Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state or common law rule or regulation, or applicable Mexican securities laws, relating to action or inaction in connection with any Company provided information in such registration, disclosure document or related document or report, and the Company will reimburse such Holder Indemnified Person or underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such Proceeding; provided, however, that the Company shall not be liable to any Holder Indemnified Person or underwriter to the extent that any such Losses arise out of, are based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Holder Indemnified Person or underwriter specifically for use in the preparation thereof.

(b)    In connection with any Registration Statement filed by the Company pursuant to Section 2 hereof in which a Holder has registered for sale its Registrable Securities, each such selling Holder agrees (severally and not jointly) to indemnify, defend and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, Affiliates, employees, members, managers, agents and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (together with Holder Indemnified Persons, collectively, “Indemnified Persons”), from and against any Losses resulting from (i) any untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered, Prospectus, preliminary prospectus, road show, Issuer Free Writing Prospectus, or any amendment thereof or supplement thereto or any documents incorporated by reference therein, or (ii) any omission to state therein a material fact required to be stated therein or necessary, in the case of any Prospectus, preliminary prospectus, road show, Issuer Free Writing Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such selling Holder to the Company specifically for inclusion therein and has not been corrected in a subsequent writing prior to the sale of the Registrable Securities. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds (after deducting underwriters’ discounts, fees and commissions) received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation less any amounts paid (including such Holder’s share of any other Selling Expenses) by such Holder in connection with such sale and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.

(c)    Any Indemnified Person shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification under this Section 7(c) (provided that any delay or failure to so notify the Person obligated to indemnify the Indemnified Person with respect to such claim (the “indemnifying party”) shall not relieve the indemnifying party of its obligations hereunder except to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure). The indemnifying party shall be entitled to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person; provided, however, that any Indemnified Person shall have the right to select and employ its own counsel (and one local counsel in each relevant jurisdiction), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (A) the Indemnified Person has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other Indemnified Persons that are different from or in addition to those available to the indemnifying party; (B) in the reasonable judgment of any such Indemnified Person (based upon advice of its counsel) a conflict of interest may exist between such Indemnified Person and the indemnifying

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

party with respect to such claims; (C) the indemnifying party shall not have employed counsel satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action; (D) the indemnifying party shall authorize the Indemnified Person to employ separate counsel at the expense of the indemnifying party; or (E) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Indemnified Person and employ counsel reasonably satisfactory to such Indemnified Person. An indemnifying party shall not be liable under this Section 7(c) to any Indemnified Person regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Person is an actual or potential party to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed. No action may be settled without the consent of the Indemnified Person, provided that the consent of the Indemnified Person shall not be required if (A) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such settlement; (B) such settlement provides for the payment by the indemnifying party of money as the sole relief for such action and (C) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 7(c), in connection with any Proceeding or related Proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time.

(d)    In the event that the indemnity provided in Section 8(a) or Section 8(b) above is unavailable to or insufficient to hold harmless an Indemnified Person for any reason, then each applicable indemnifying party (solely to the extent such indemnifying party is required to provide an indemnification hereunder, which indemnity, for the avoidance of doubt, as it relates to the Holders is on a several and not joint basis) agrees to contribute to the aggregate Losses (including reasonable costs of preparation and investigation and reasonable attorneys’, accountants’ and experts’ fees, whether or not the Indemnified Person is a party to any Proceeding) to which such indemnifying party may be subject in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and by the Indemnified Person on the other from the Public Offering of the New Shares; provided, however, that the maximum amount of liability in respect of such contribution shall be limited in the case of any Holder to the dollar amount of the net proceeds (after deducting underwriters’ discounts, fees and commissions and other Selling Expenses) received by such Holder under the sale of Registrable Securities giving rise to such contribution obligation less any amounts paid by such Holder in connection with such sale and any amount paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the Indemnified Person on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)    The Parties agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation (even if the Holders of Registrable Securities or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in Section 7(d). The

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

amount paid or payable by an Indemnified Person as a result of the Losses referred to above in Section 7(d) shall be deemed to include any reasonable legal or other reasonable out-of-pocket expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim.

(f)    Notwithstanding the provisions of Section 7(d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(g)    For purposes of Section 7(d), each Person who controls any Holder, agent or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each director, officer, employee and agent of any such Holder, agent or underwriter shall have the same rights to contribution as such Holder, agent or underwriter, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 7.

(h)    The provisions of this Section 7 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling Persons referred to in this Section 7 hereof, and will survive the transfer of Registrable Securities.

(i)    The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8.    Facilitation of Sales Pursuant to Rule 144, Rule 144A and Section 4(a)(7).

To the extent the Company becomes subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will file, in a timely manner, all reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act but is not required to file such reports, it will, upon the written request of any Holder, make publicly available such information), and, whether or not the Company is then subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will make and keep public information available, as those terms are understood and defined in Rule 144, as necessary to comply with Section 4(a)(7) of the Securities Act and take such further action as any Holder may reasonably request in writing and make available, upon written request, information necessary to comply with Section 4(a)(7) of the Securities Act and Rule 144 and Rule 144A of the Securities Act so as to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Section 4(a)(7) of the Securities Act and Rule 144 and/or Rule 144A, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the written request of a Holder, the Company will deliver to such Holder a written statement that it has complied with the information and reporting requirements of Section 4(a)(7) of the Securities Act, Rule 144, Rule 144A and any other requirements under the Securities Act and the Exchange Act.

9.    Miscellaneous.

(a)    Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate and shall waive any requirement for the posting of a bond.

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

(b)    Discontinued Disposition. Subject to the provisions of Section 3(d), each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (iv) of Section 3(d) or the occurrence of a Suspension Period, such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this Section 9(b). In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or is advised in writing by the Company that the use of the Prospectus may be resumed.

(c)    Amendments. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only with the prior written consent of (i) the Company; (ii) the affirmative vote of Holders of 60% of all Registrable Securities; provided that no provision of this Agreement may be amended, modified, extended, terminated or waived in a manner that is disproportionately and materially adverse to any Holder, without the prior written consent of such Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities who are not selling Registrable Securities in such Registration Statement may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, however, such waiver or consent may not be disproportionately and materially adverse to any Holder whose Registrable Securities are being sold pursuant to such Registration Statement, without the prior written consent of such Holder.

(d)    Waivers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(e)    Termination and Effect of Termination. This Agreement shall terminate with respect to each Holder when such Holder no longer holds any Registrable Securities and will terminate in full upon the earlier of (i) 8 years following the date hereof and (ii) the date on which the aggregate Registrable Securities held by all Holders constitute less than 1% of the Company’s Equity Securities and may be sold without volume or manner of sale restriction (the “Expiration Date”), except for the provisions of Section 8, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 8 shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.

(f)    Notices; English Language. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via electronic mail in PDF or similar electronic or digital format prior to 5:00 p.m. (New York time) on a Business Day in the place of receipt, (ii) the Business Day after the date of transmission, if such notice or

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

communication is delivered via electronic mail in PDF or similar electronic or digital format later than 5:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows (or at such other address as shall be given in writing by any Party to the other Parties):

If to the Company:

Grupo Aeroméxico, S.A.B. de C.V.

Paseo de la Reforma 243, piso 25

Col. Cuauhtémoc, Ciudad de México,

México

Attn:    Ricardo Javier Sánchez Baker and Claudia Angelica Cervantes Munoz

Email:  rsbaker@Aeromexico.com

            ccervantes@Aeromexico.com

with copies (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attn:    Timothy Graulich and Leo Borchardt

Email:  timothy.graulich@davispolk.com

            leo.borchardt@davispolk.com

If to any other Person who is then a Holder, to the address of such Holder as it appears on such Holder’s signature page hereto (or, as applicable, such Holder’s Joinder Agreement) or such other address as may be designated in writing hereafter by such Person.

Each document, instrument, financial statement, report, notice or other communication delivered in connection with this Agreement shall be in English, except for those documents, authorizations and other similar filings with governmental authorities, and financial statements, in each case, that were originally executed or prepared in the Spanish language; provided that the Company shall electronically publish English translations of any such document pursuant to Rule 12g3-2(b) of the Exchange Act and the costs of preparing such translation shall be borne by the Company.

(g)    This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors and legal representatives. The rights of a Holder hereunder may be transferred, assigned, or otherwise conveyed solely in connection with the transfer, assignment or other conveyance of the Registrable Securities and upon the transferee executing a Joinder Agreement to become a party hereto; provided that all of the following additional conditions are satisfied with respect to any transfer, assignment or conveyance of rights hereunder: (a) such transfer or assignment is made in compliance with the Securities Act, any other applicable securities or “blue sky” laws, or rules or regulations promulgated by FINRA, and the terms and conditions of the memorandum of association and the by-laws of the Company; (b) such transferee or assignee shall have delivered to the Company a Joinder Agreement in substantially the form attached hereto as Exhibit A agreeing to become subject to and bound by the terms of this Agreement (a “Joinder Agreement”); and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee, identifying the Registrable Securities with respect to which such rights are being transferred or assigned and the total number of Registrable Securities and other Capital Stock of the Company beneficially owned by such transferee or assignee. The Company may not assign its rights and obligations under this Agreement except with the prior written consent of each Holder.

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

(h)    [Reserved].

(i)    Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the choice of law or conflicts of law.

(j)    Submission to Jurisdiction; Waiver of Immunity. Each of the Parties, by its execution of this Agreement, (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the state courts sitting in the State of New York, County of New York for the purpose of any Proceeding arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its Subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such Proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any Proceeding arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above- named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such Proceeding to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such Proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 9(f) hereof is reasonably calculated to give actual notice. Each of the Parties irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the above-named courts, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such proceeding or judgment, including any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended. The Company irrevocably appoints Cogency Global Inc., with offices at 10 E. 40th Street, 10th Floor, New York, New York 10016, as its authorized agent in New York, New York upon which process may be served in any legal action, suit or proceeding against it with respect of any matter arising out of or in connection with this Agreement, and agrees that service of process upon such agent shall be deemed in every respect effective service of process upon the Company in any such action, suit or proceeding.

(k)    Waiver of Venue. The Parties irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, (i) any objection that they may now or hereafter have to the laying of venue of any Proceeding arising out of or relating to this Agreement in any court referred to in Section 9(j) and (ii) the defense of an inconvenient forum to the maintenance of such Proceeding in any such court.

(l)    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(m)    Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

(n)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o)    Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and supersedes any and all prior or contemporaneous discussions, agreements and understandings, whether oral or written, that may have been made or entered into by or among any of the Parties or any of their respective Affiliates relating to the transactions contemplated hereby.

(p)    Execution of Agreement. This Agreement may be executed and delivered (by electronic mail in PDF or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.

(q)    Determination of Ownership. In determining ownership of New Shares hereunder for any purpose, the Company may rely solely on the records of the transfer agent for the New Shares from time to time, or, if no such transfer agent exists, the Company’s share ledger.

(r)    Headings; Section References. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(s)    No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Holders may be partnerships or limited liability companies, each of the Holders and the Company agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of the Company’s or the Holder’s former, current or future direct or indirect equity holders, controlling persons, shareholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Party” and collectively, the “Related Parties”), in each case other than the Company, the current or former Holders or any of their respective assignees under this Agreement, whether by the enforcement of any assessment or by any legal or equitable Proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of the Company or the Holders under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 9(s) shall relieve or otherwise limit the liability of the Company or any current or former Holder, as such, for any breach or violation of its obligations under this Agreement or such agreements, documents or instruments.

(t)    Descriptive Headings; Interpretation; No Strict Construction. Unless the context requires otherwise: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (ii) references to Sections, paragraphs and clauses refer to Sections, paragraphs and clauses of this Agreement; (iii) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; (iv) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (v) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

of “and/or”; (vi) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (vii) references to any law or statute shall be deemed to refer to such law or statute as amended or supplemented from time to time and shall include all rules and regulations and forms promulgated thereunder, and references to any law, rule, form or statute shall be construed as including any legal and statutory provisions, rules or forms consolidating, amending, succeeding or replacing the applicable law, rule, form or statute; (viii) references to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; (ix) references to any Person include such Person’s successors and permitted assigns; (xi) references to “days” are to calendar days unless otherwise indicated; and (xi) references to “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Each of the parties hereto acknowledges that each party hereto was actively involved in the negotiation and drafting of this Agreement and agrees that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any party hereto because one is deemed to be the author thereof. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.

(u)    Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the fullest extent set forth herein with respect to (a) the New Shares, (b) any and all securities into which New Shares are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (c) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, amalgamation, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the New Shares and shall be appropriately adjusted for any share dividends, share subdivisions or consolidations, bonus issues, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, amalgamation, consolidation, sale of assets or otherwise) to assume the obligations of the Company under this Agreement or enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.

(v)    Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares).

(w)    Opt-Out Requests. Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential Public Offering) to elect to not receive any notice that the Company or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement, the Company and other Holders shall not be required to, and shall not, deliver to the Holder making the Opt-Out Request any notice or other information required to be provided to Holders hereunder to the extent that the Company or such other Holders reasonably expect such delivery would result in a Holder acquiring material non-public information within the meaning of Regulation FD promulgated under the Exchange Act. Each Holder may, additionally, provide in such an Opt-Out Request that all notices hereunder shall be provided as required by this Agreement but solely to an outside counsel of such Holder’s selection, and not to such Holder. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests.

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

(x)    Acknowledgment of Certain Bylaw Provisions. Each Holder and the Company hereby acknowledges that to the extent the execution of this Agreement, or any of the rights granted or obligations imposed hereunder, conflicts with any provisions set forth in Section H (Registration Rights) of Article Thirty-Fifth bis of the Company’s bylaws, that such provision(s) of the Company’s bylaws are hereby waived, to the fullest extent possible, so as to give full force and effect to this Agreement and the rights and obligations hereunder. Each Holder and the Company further agrees and acknowledges notwithstanding anything to the contrary herein, any rights granted or obligations imposed under Section H (Registration Rights) of Article Thirty-Fifth bis of the Company’s bylaws shall continue to remain in full force and effect and in accordance with the terms of such bylaws (except as waived to the extent necessary to give effect to this Agreement and the rights and obligations hereunder).

[Signature Pages Follow]

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Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement as of the date first written above.

THE COMPANY:

Grupo Aeroméxico, S.A.B. DE C.V.

By:	/s/ Ricardo Javier Sánchez Baker
Name:	Ricardo Javier Sánchez Baker
Title:	Chief Financial Officer

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 3D134B1F-BE60-4095-A48A-A88169E26B7E

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: D790FD41-7593-4383-9D3E-844CDAB67A06

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 32FD1FFF-569C-4B30-AD83-FF104AD12247

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 2275D9DA-EEF5-4349-8F46-BAE721E75206

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 52B4B2AF-A5E1-4281-AE93-084A6CC30E31

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 9ED1AE0A-4C22-4FED-91B1-A4C21DE45487

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: DACA1F79-23FE-4C0D-8B9D-D76FEDFA2907

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: F781513B-0237-4A35-B338-58C9C54F451C

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 66C60B2F-550F-4FCC-BEDF-6EEDE2CACF4E

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 560987A7-E02F-450E-9BCF-F7F4AD43B274

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 55C79499-F482-4908-B8E8-1C5A1607F3EB

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 1240502A-CFF2-4DEF-8396-27AD315540E6

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 94CA2163-FF12-413E-BF3A-A1E49AEB98EC

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: C2F11BCE-4C83-454C-8776-AD1A06508335

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 3C468B23-43F3-4A66-BEF1-8C21C7E82B2B

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

2

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

3

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

4

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

5

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[***]

By:
Name:	[***]
Title:	[***]

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:	[***]
Title:	[***]

By:	[***]
Title:	[***]

By:	[***]
Title:	[***]

By:	[***]
Title:	[***]

By:
Name:	[***]
Title:	[***]

[***]

By:	[***]
Title:	[***]

By:	[***]
Title:	[***]

By:	[***]
Title:	[***]

By:	[***]
Title:	[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[***]

By:
Name:	[***]
Title:	[***]

[***]

By:
Name:	[***]
Title:	[***]

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: C12333DA-EF11-400D-9AE3-6239DBE825DF

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 7F646B54-BB07-4D35-82D3-66F8C92C5EEC

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: B37BFE89-FD44-4DF5-B5CE-591E26DFC279

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 22A058E2-E492-42AC-AC5F-9506742CA65D

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 788F7242-5D81-4988-9D4E-A63632F7EEE3

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 3FAD2B78-C70C-4789-B3ED-3B74B0A3E26F

[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

By:
Name:	[***]
Title:	[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]
By:
Name:	[***]
Title:	[***]

[***]

By:
Name:	[***]
Title:	[***]

[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

[***]

By:
Name:	[***]
Title:	[***]

[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 5B039C92-BA6E-42C9-A66F-9A11FD087232

[***]

By:
Name:	[***]
Title:	[***]

[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 5B039C92-BA6E-42C9-A66F-9A11FD087232

[***]

By:
Name:	[***]
Title:	[***]

[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

DocuSign Envelope ID: 5B039C92-BA6E-42C9-A66F-9A11FD087232

[***]

By:
Name:	[***]
Title:	[***]

[***]

[Signature Page to Registration Rights Agreement]

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Exhibit A

to

Registration Rights Agreement

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date set forth below, to become a party to that certain Registration Rights Agreement (as amended, restated and modified from time to time, the “Agreement”) dated as of March 17, 2022, by and among Grupo Aeroméxico, S.A.B. DE C.V. (the “Company”), and the holders of the New Shares named therein, and for all purposes of the Agreement the undersigned will be included within the term “Holder” (as defined in the Agreement). The address and email address to which notices may be sent to the undersigned are as follows:

Address:	[●]
Email:	[●]
Date:	[●]

[If entity]

[ENTITY NAME]

By:
Name:
Title:

[If individual]

Individual Name:

Exhibit A-2

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Exhibit B

to

Registration Rights Agreement

Form of Plan of Distribution

The selling shareholders may sell some or all of the securities covered by this prospectus from time to time on any stock exchange or automated interdealer quotation system on which our common shares are listed, in the over-the-counter market, in privately negotiated transactions or otherwise, at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at prices otherwise negotiated. The selling shareholders may sell the securities by one or more of the following methods, without limitation:

•

through negotiated transactions, including, but not limited to, block trades in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker or dealer as principal and resale by the broker or dealer for its own account pursuant to this prospectus;

•	an exchange distribution in accordance with the rules of any stock exchange on which our common shares are listed;

•	any quotation service on which our common shares may be quoted;

•	ordinary brokerage transactions and transactions in which the broker solicits purchases;

•	private transactions;

•	short sales, either directly or with a broker-dealer or affiliate thereof;

•	through the writing of options on the common shares, whether or not the options are listed on an options exchange;

•	through loans or pledges of the common shares to a broker-dealer or an affiliate thereof;

•

by entering into transactions with third parties who may (or may cause others to) issue securities convertible or exchangeable into, or the return of which is derived in whole or in part from the value of, our common shares;

•	through the distribution by any selling shareholder to its partners, members or shareholders;

•	offerings directly to one or more purchasers, including institutional investors;

•	one or more underwritten offerings on a firm commitment or best efforts basis;

•	through any combination of any of such methods of sale; and

•	through any other method(s) permitted by applicable law.

For example, the selling shareholders may engage brokers and dealers, and any brokers or dealers may arrange for other brokers or dealers to participate in effecting sales of our common shares. These brokers, dealers or underwriters may act as principals, or as an agent of a selling shareholder. Broker-dealers may agree with a selling shareholder to sell a specified amount of our common shares at a stipulated

Exhibit B-1

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

price per share. If the broker-dealer is unable to sell the common shares acting as agent for a selling shareholder, it may purchase as principal any unsold securities at the stipulated price. Broker-dealers who acquire common shares as principals may thereafter resell the common shares from time to time in transactions on any stock exchange or automated interdealer quotation system on which the common shares are then listed, at prices and on terms then prevailing at the time of sale, at prices related to the then-current market price or in negotiated transactions. Broker-dealers may use block transactions and sales to and through broker-dealers, including transactions of the nature described above.

In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., the maximum compensation to be paid to underwriters participating in any offering made pursuant to this prospectus will not exceed 8% of the gross proceeds from that offering.

In connection with the sale of the common shares or interests therein, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common shares in the course of hedging the positions they assume. The selling shareholders may also short sell common shares and deliver these securities to close out their short positions, or loan or pledge the common shares to broker-dealers that in turn may sell these securities. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling shareholders may also sell common shares pursuant to Rule 144 under the Securities Act.

We do not know of any arrangements by the selling shareholders for the sale of our common shares.

To the extent required under the Securities Act, the aggregate amount of selling shareholders’ common shares being offered and the terms of the offering, the names of any agents, brokers, dealers or underwriters and any applicable commission with respect to a particular offer will be set forth in an accompanying prospectus supplement. Any underwriters, dealers, brokers or agents participating in the distribution of the common shares may receive compensation in the form of underwriting discounts, concessions, commissions or fees from a selling shareholder and/or purchasers of selling shareholders’ common shares for whom they may act (which compensation as to a particular broker-dealer might be in excess of customary commissions).

The selling shareholders and any underwriters, brokers, dealers or agents that participate in the distribution of the common shares may be deemed to be “underwriters” within the meaning of the Securities Act, and any discounts, concessions, commissions or fees received by them and any profit on the resale of the common shares sold by them may be deemed to be underwriting discounts and commissions.

The selling shareholders and other persons participating in the sale or distribution of the common shares will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M. This regulation may limit the timing of purchases and sales of any of the common shares by the selling shareholders and any other person. The anti-manipulation rules under the Exchange Act may apply to sales of common shares in the market and to the activities of the selling shareholders and their affiliates. Furthermore, Regulation M may restrict the ability of any person engaged in the distribution of the common shares to engage in market-making activities with respect to the particular common shares being distributed for a period of up to five (5) Business Days before the distribution. These restrictions may affect the marketability of the common shares and the ability of any person or entity to engage in market-making activities with respect to the common shares.

Exhibit B-2

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

To the extent permitted by applicable law, this plan of distribution may be modified in a prospectus supplement or otherwise.

We agreed to register the common shares under the Securities Act and to keep the registration statement of which this prospectus is a part effective for a specified period of time. We have also agreed to indemnify the selling shareholders against certain liabilities, including liabilities under the Securities Act. The selling shareholders have agreed to indemnify us in certain circumstances against certain liabilities, including liabilities under the Securities Act.

We will not receive any proceeds from sales of any common shares by the selling shareholders.

We cannot assure you that the selling shareholders will sell all or any portion of the common shares offered hereby. All of the foregoing may affect the marketability of the securities offered hereby.

Exhibit B-3

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Exhibit C

to

Registration Rights Agreement

Form of Notice and Holder Questionnaire

The undersigned beneficial holder of common shares of Grupo Aeroméxico, S.A.B. DE C.V. (the “Company”), which shares the undersigned believes are Registrable Securities (as defined in the Registration Rights Agreement (as defined below)), understands that the Company intends to file or has filed with the Securities and Exchange Commission a registration statement (the “Registration Statement”) on Form F-1 for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the registration rights agreement (the “Registration Rights Agreement”), among the Company and the Holders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial holder of Registrable Securities (each a “beneficial owner”) is entitled to the benefits of the Registration Rights Agreement. In order to sell, or otherwise dispose of, any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities (to the extent required by applicable law) and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not (i) complete this Notice and Questionnaire and (ii) to the extent necessary, execute a Joinder Agreement substantially in the form attached as Exhibit A of the Registration Rights Agreement and deliver such document(s) to the Company as provided below will not be named as selling securityholders in the prospectus and, therefore, will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement.

Further, you may elect not to receive notices of underwritten offerings (in which case you will not be entitled to participate in such offerings, exercise piggyback rights or include shares pursuant to the demand rights set forth in the Registration Rights Agreement). You may provide such “Opt-Out” notice by pursuant to this Notice and Questionnaire by making the appropriate selection in Question 6 or by providing a written “Opt-Out” notice in the manner contemplated by Section 9(w) of the Registration Rights Agreement.

Please note that if the New Shares held by you or which may be held by you does not meet the definition of “Registrable Securities” set forth in the Registration Rights Agreement, the Company is not required to register your securities and you will not be named as a selling securityholder in the Shelf Registration Statement.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities legal counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

Exhibit C-1

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, its directors and officers, affiliates, employees, members, managers, agents and each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), from and against certain losses arising in connection with statements or omissions concerning the undersigned that are made in, or omitted from, the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

With respect to the Initial F-1 Shelf, please answer Yes or No if you elect to receive a draft of the Initial F-1 Shelf at least twenty (20) Business Days prior to the Initial Registration Statement Filing Date.

Yes.

No.

QUESTIONNAIRE

Please respond to every item, even if your response is “none.” If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact Grupo Aeroméxico, S.A.B. DE C.V. c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, United States of America, Attention: Timothy Graulich (timothy.graulich@davispolk.com).

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.	Identity and Background of the Record Holder of the Registrable Securities.

(a)	Full legal name:

(i)	Business address (including street address) (or residence if no business address), telephone number and e-mail address of record holder:

Address:

Telephone No.:

E-mail address:

Contact person:

Exhibit C-2

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

(ii)	If an entity:

Type of entity:

State of formation:

(b)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

Yes.

No.

(c)	If your response to Item 1(b) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

Yes.

No.

For the purposes of this Item 1(c), an “affiliate” of a registered broker-dealer includes any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(d)

Full legal name of the person, if any, through which you hold the Registrable Securities (i.e., name of your broker or the DTC participant, if applicable, through which your Registrable Securities are held):

Name of Broker:

DTC No.:

Contact person:

Telephone No.:

2.	Your Relationship with the Company.

(a)

Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes.

No.

(b)	If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

Exhibit C-3

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

3.	Your Interest in the Registrable Securities.

(a)	In the table below, state the type and amount of Registrable Securities beneficially owned by you.

Type of Security	Number of Shares	Type of Ownership (direct, or indirect through trust, partnership, etc.)

(b)	Other than as set forth in your response to Item 3(a) above, do you beneficially own any other equity securities (as defined in Rule 13d-1(i) of the Exchange Act) of the Company?

Yes.

No.

(c)	If your answer to Item 3(b) above is yes, state the type and the aggregate amount of such other equity securities of the Company beneficially owned by you.

Type:

Aggregate amount:

(d)	If your response to Item 1(b) is yes, did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

Yes.

No.

(e)

If your response to Item 1(b) is yes, at the time of your acquisition of the securities listed in Item 3(a) above, did you have any agreements or understandings, direct or indirect, with any person to distribute the securities?

Yes.

No.

(f)	If your response to Item 3(e) above is yes, please describe such agreements or understandings:

Note: If you are an affiliate of a broker-dealer and did not acquire your Registrable Securities in the ordinary course of business or at the time of acquisition had any agreements or understandings, direct or indirect, with any person to distribute the securities, the Company may be required to identify you as an underwriter in the Shelf Registration Statement and related Prospectus.

(g)	Is any of the Registrable Securities subject to a pledge? If so, please describe.

Yes.

No.

Exhibit C-4

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

4.	Nature of your Beneficial Ownership.

If the Selling Securityholder is not a natural person or is a natural person who has delegated voting or dispositive power by contract or otherwise in respect of the Registrable Securities, please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item 3(a) and describe the relationship by which they exercise such powers. If voting and dispositive powers are divided among such listed persons, so indicate.

5.	Plan of Distribution.

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item 3(a) only pursuant to the section entitled “Plan of Distribution” to be included in the Shelf Registration Statement and related Prospectus, a form of which is attached as Exhibit B to the Registration Rights Agreement.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities, except in accordance with the terms of the Registration Rights Agreement.

6.	I hereby affirmatively elect to (select one)

NOT RECEIVE

RECEIVE

any notices under the Registration Rights Agreement pursuant to the “Opt-out” provisions of Section 9(w) thereof.

The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned beneficial owner and Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify Selling Securityholders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(a) of this Notice and Questionnaire.

By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate in all material respects, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related Prospectus. The

Exhibit C-5

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related Prospectus.

Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Notice and Questionnaire shall be governed, adjudicated and enforced in accordance with terms of the Registration Rights Agreement

Exhibit C-6

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

NAME OF BENEFICIAL OWNER

(Please Print)

Signature: __________________________________

Date: ______________________________________

Exhibit C-7

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND

QUESTIONNAIRE TO GRUPO AEROMÉXICO, S.A.B. DE C.V. AS FOLLOWS:

Grupo Aeroméxico, S.A.B. DE C.V.

c/o Davis Polk LLP

Attention Timothy Graulich

E-mail: timothy.graulich@davispolk.com

This Notice and Questionnaire must be returned in the manner and within the time period set forth in the Registration Rights Agreement in order to include Registrable Securities in such Shelf Registration Statement.

Exhibit C-8